                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2003

                 FIRST FEDERAL FINANCIAL CORPORATION OF KENTUCKY
               (Exact Name of Registrant as specified in Charter)

     Kentucky             1-18832                 61-1168311
 (State or other        (Commission             (IRS Employer
  jurisdiction of        File Number)         Identification No.)
  incorporation)

2323 Ring Road, Elizabethtown, Kentucky                42701
(Address of principal executive offices)             (Zip code)

Registrant's telephone number,
  including area code:  (270) 765-2131

                                       N/A
         (Former name or former address, if changed since last report.)

                 INFORMATION TO BE INCLUDED IN THE REPORT

Items 1, 2, 3, 4, 6, 8, 9, 10, and 12 are not applicable and are omitted from this Report.

Item 5.  Other Events

         On April 15, 2003, the Board of Directors of First Federal Financial Corporation of Kentucky (the "Company") declared a 10%
stock dividend on each outstanding share of the Company's common stock.  The stock dividend is payable on May 14, 2003 to shareholders of record on April 28, 2003.

         Also, the Board of Directors of the Company declared a dividend of one Junior Participating Preferred Stock Purchase Right
on each outstanding share of the Company's common stock, as set forth in the Rights Agreement dated as of April 15, 2003, between the
Company and Illinois Stock Transfer Company.  The dividend distribution will be made on May 9, 2003, payable to shareholders of record on that date.

Item 7.  Financial Statements, Pro Forma Financial
                  Information and Exhibits.

              (a)  Financial Statements of Business Acquired.

                       Not Applicable.

              (b)  Pro Forma Financial Information.

                       Not Applicable

              (c)  Exhibits.

The following exhibits are filed with this Report on Form 8-K:

REGULATION S-K
EXHIBIT NUMBERS            EXHIBIT

         4 and 10          Rights Agreement dated April 15, 2003 between First Federal
                           Financial Corporation of Kentucky and Illinois Stock Transfer
                           Company

         99.1              Press Release dated April 15, 2003 regarding the 10% stock dividend

         99.2              Press Release dated April 15, 2003 regarding the approval of the
                           Rights Agreement

                                                               SIGNATURE

         Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     FIRST FEDERAL FINANCIAL CORPORATION
                                                     OF KENTUCKY

Date: April 15, 2003                                 By /s/ B. Keith Johnson
                                                        ----------------------
                                                        B. Keith Johnson
                                                        President and Chief Executive Officer

Exhibit 4 and 10

                                                 RIGHTS AGREEMENT
                                                 --------------------

         RIGHTS  AGREEMENT,  dated  as of April  15,  2003  (the  "Agreement"),  between  First  Federal  Financial
Corporation of Kentucky, a Kentucky  corporation (the "Company"),  and Illinois Stock Transfer Company (the "Rights
Agent").

                                                W I T N E S S E T H
                                                -------------------

         WHEREAS,  on April 15, 2003 (the  "Rights  Dividend  Declaration  Date"),  the Board of  Directors  of the
Company  authorized  and  declared  a  dividend  distribution  of one right for each  share of common  stock of the
Company (the "Common  Stock")  outstanding  at the close of business on May 9, 2003 (the  "Record  Date"),  and has authorized  the issuance of one Right (as such number may  hereinafter  be adjusted  pursuant to the  provisions of
Section  11(p)  hereof) for each share of Common  Stock of the  Company  issued  between  the Record Date  (whether originally  issued or  delivered  from the  Company's  treasury)  and the earlier of the  Distribution  Date or the
Expiration  Date, each Right initially  representing  the right to purchase one  one-hundredth of a share of Junior
Participating  Preferred  Stock of the Company having the rights,  powers and  preferences set forth in the form of
Articles of Amendment  attached  hereto as Exhibit A, upon the terms and subject to the conditions  hereinafter set forth (the "Rights");

         NOW,  THEREFORE,  in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1.  Certain  Definitions.  For  purposes of this  Agreement,  the  following  terms have the
            --------------------
meanings indicated:

(a)      "Acquiring  Person" shall mean any Person who or which,  together with all  Affiliates  and  Associates of such  Person,  shall be the  Beneficial  Owner of 15% or more of the shares of Common Stock then  outstanding,  but shall  not  include  an  Exempt  Person,  provided,  however,  that (i) if the Board of  Directors  of the  Company
                                          --------   -------
determines  in good faith that a Person who would  otherwise be an  "Acquiring  Person"  became such  inadvertently
(including,  without  limitation,  because (A) such Person was unaware that it  beneficially  owned a percentage of
Common Stock that would  otherwise  cause such Person to be an  "Acquiring  Person" or (B) such Person was aware of the extent of its  Beneficial  Ownership of Common Stock but had no actual  knowledge of the  consequences  of such
Beneficial  Ownership  under this  Agreement) and without any intention of changing or  influencing  control of the
Company,  and if such Person as promptly as  practicable  divested or divests  itself of Beneficial  Ownership of a sufficient  number of shares of Common Stock so that such person  would no longer be an  "Acquiring  Person,"  then such person shall not be deemed to be or to have become an "Acquiring  Person" for any purposes of this  Agreement;
(ii) if, as of the date hereof,  any Person,  together with all Affiliates  and  Associates of such Person,  is the
Beneficial  Owner of 15% or more of the shares of Common Stock  outstanding,  such Person shall not be or become an
"Acquiring  Person"  unless and until such time as such Person  shall  become,  together  with all  Affiliates  and
Associates of such Person,  the  Beneficial  Owner of additional  outstanding  shares of Common Stock or securities convertible  into  Common  Stock  (other  than  shares  acquired  as a result of the death of a parent or spouse or pursuant to a profit-sharing,  stock-based incentive  compensation or other employee benefit plan maintained by the
Company,  to a dividend or distribution  paid or made by the Company on the  outstanding  Common Stock in shares of
Common Stock,  or to a split or subdivision of the outstanding  Common Stock);  and (iii) no Person shall become an
"Acquiring  Person" as the result of an  acquisition  of shares of Common Stock by the Company  which,  by reducing the number of shares outstanding,  increases the proportionate  number of shares of Common Stock beneficially owned by such Person to 15% or more of the shares of Common Stock then outstanding,  provided,  however, that if a Person
                                                                               --------   -------
shall become the Beneficial  Owner of 15% or more of the shares of Common Stock then  outstanding by reason of such share  acquisitions by the Company and shall  thereafter  become the Beneficial  Owner of any additional  shares of
Common  Stock (other than  pursuant to a dividend or  distribution  paid or made by the Company on the  outstanding
Common Stock in shares of Common Stock or pursuant to a split or  subdivision  of the  outstanding  Common  Stock), then such Person shall be deemed to be an  "Acquiring  Person"  unless upon becoming the  Beneficial  Owner of such additional  shares of Common Stock such Person does not  beneficially own 15% or more of the shares of Common Stock then outstanding.

         For all purposes of this Agreement,  any  calculation of the number of shares of Common Stock  outstanding at any  particular  time,  including for purposes of  determining  the  particular  percentage of such  outstanding shares of Common  Stock of which any Person is the  Beneficial  Owner,  shall be made in  accordance  with the last sentence of Rule  13d-3(d)(l)(i)  of the General Rules and Regulations  under the Exchange Act, as in effect on the date hereof.

(b)      "Affiliate" and  "Associate"  shall have the respective  meanings  ascribed to such terms in Rule 12b-2 of the General Rules and Regulations  under the Securities  Exchange Act of 1934, as amended and in effect on the date of this Agreement.

(c)      A Person  shall be deemed  the  "Beneficial  Owner"  of,  and shall be deemed to  "beneficially  own," any securities:

                                    (i)     which  such  Person  or any of  such  Person's  Affiliates  or
         Associates,  directly or indirectly,  has the right to acquire (whether such right is exercisable immediately  or only  after the  passage  of time)  pursuant  to any  agreement,  arrangement  or understanding  (whether or not in writing) or upon the exercise of  conversion  rights,  exchange rights,  rights,  warrants or options, or otherwise;  provided,  however, that a Person shall not
                                                               --------
         be deemed the "Beneficial Owner" of, or to "beneficially  own," (A) securities  tendered pursuant to a tender offer or exchange  offer made by such Person or any of such  Person's  Affiliates  or
         Associates  until such  tendered  securities  are  accepted  for  purchase  or  exchange,  or (B)
         securities  issuable  upon  exercise of Rights at any time before the  occurrence of a Triggering
         Event,  or (C)  securities  issuable upon  exercise of Rights from and after the  occurrence of a
         Triggering  Event which Rights were  acquired by such Person or any of such  Person's  Affiliates or  Associates  before the  Distribution  Date or pursuant  to Section  3(a) or Section 22 hereof
         (the "Original  Rights") or pursuant to Section 11(i) or Section 11(p) hereof in connection  with an adjustment made with respect to any Original Rights;

                                   (ii)     which  such  Person  or any of  such  Person's  Affiliates  or
         Associates,  directly  or  indirectly,  has the right to vote or  dispose  of or has  "beneficial ownership" of (as determined  pursuant to Rule 13d-3 of the General Rules and  Regulations  under the Exchange Act),  including  pursuant to any agreement,  arrangement or understanding,  whether or not in writing;  provided,  however,  that a Person shall not be deemed the "Beneficial Owner"
                             --------
         of, or to  "beneficially  own,"  any  security  under  this  subparagraph  (ii) as a result of an agreement,  arrangement or understanding to vote such security if such agreement,  arrangement or understanding:  (A) arises  solely from a revocable  proxy given in response to a public proxy or consent  solicitation made pursuant to, and in accordance with, the applicable  provisions of the
         General  Rules and  Regulations  under the Exchange  Act, and (B) is not also then  reportable by such Person on Schedule 13D under  the Exchange Act (or any comparable or successor report); or

                                  (iii)     which are beneficially owned,  directly or indirectly,  by any other  Person (or any  Affiliate  or  Associate  thereof)  with which such Person (or any of such
         Person's  Affiliates or Associates) has any agreement,  arrangement or understanding  (whether or not in writing),  for the purpose of acquiring,  holding,  voting (except pursuant to a revocable proxy as described in the proviso to  subparagraph  (ii) of this  paragraph  (c)) or disposing of any voting  securities  of the Company;  provided,  however,  that nothing in this  paragraph (c)
                                                  --------
         shall cause a person engaged in business as an  underwriter  of securities to be the  "Beneficial
         Owner"  of,  or  to   "beneficially   own,"  any  securities   acquired   through  such  person's
         participation  in good faith in a firm  commitment  underwriting  until the  expiration  of forty days after the date of such acquisition;

         provided,  however,  that no Person who is an officer,  director or employee of an Exempt  Person shall be  deemed,  solely by reason of such  Person's  status  or  authority  as such,  to be the
         "Beneficial  Owner"  of,  to  have  "Beneficial  Ownership"  of  or  to  "beneficially  own"  any securities that are "beneficially  owned" (as defined in this Section 1(c)),  including,  without limitation,  in a fiduciary capacity, by an Exempt Person or by any other such officer,  director or employee of an Exempt Person.

(d)      "Business  Day" shall mean any day other than a Saturday,  Sunday or a day on which  banking  institutions in the Commonwealth of Kentucky are authorized or obligated by law or executive order to close.

(e)      "Close of  business"  on any given  date  shall  mean 5:00  P.M.,  Eastern  standard  time,  on such date;
provided,  however,  that if such date is not a Business Day it shall mean 5:00 P.M., Eastern standard time, on the next succeeding Business Day.

(f)      "Common  Stock"  shall mean the common stock of the Company.  "Common  Stock" when used with  reference to any Person other than the Company  shall mean the common stock (or, in the case of an  unincorporated  entity,  the equivalent  equity  interest)  with the  greatest  voting  power of such other  Person or, if such other  Person is subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned person.

(g)      "Common stock equivalents" shall have the meaning set forth in Section 11(a)(iii) hereof.

(h)      "Continuing  Director"  shall mean (i) any member of the Board of  Directors  of the  Company,  while such
Person is a member of the Board,  who is not an  Acquiring  Person or an Affiliate or Associate of any such Person, or a representative  of any such Person,  Affiliate or Associate,  and was a member of the Board before the date an
Acquiring  Person  became  such,  or (ii) any Person  who  subsequently  becomes a member of the Board,  while such
Person is a member of the Board,  who is not an  Acquiring  Person or an Affiliate or Associate of any such Person, or a  representative  of any such Person,  Affiliate or  Associate,  if such  Person's  nomination  for election or election to the Board is recommended or approved by a majority of the Continuing Directors.

(i)      "Current market price" shall have the meaning set forth in Section 11(d)(i) hereof.

(j)      "Current Value" shall have the meaning set forth in Section 11(a)(iii) hereof.

(k)      "Distribution Date" shall have the meaning set forth in Section 3(a) hereof.

(l)      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

(m)      "Exempt Person" shall mean the Company,  any Subsidiary of the Company,  any employee  benefit plan of the
Company or of any  Subsidiary of the Company,  or any Person or entity  organized,  appointed or established by the
Company for or pursuant to the terms of any such plan.

(n)      "Expiration Date" shall have the meaning set forth in Section 7(a) hereof.

(o)      "Final Expiration Date" shall have the meaning set forth in Section 7(a) hereof.

(p)      "Person" shall mean any individual, firm, corporation, partnership or other entity.

(q)      "Preferred  Stock" shall mean shares of Junior  Participating  Preferred Stock of the Company,  and to the
extent that there are not a sufficient  number of shares of Junior  Participating  Preferred  Stock  authorized  to permit the full  exercise of the Rights,  any other series of Preferred  Stock of the Company  designated  for such purpose containing terms substantially similar to the terms of the Junior Participating Preferred Stock.

(r)      "Principal Party" shall have the meaning set forth in Section 13(b) hereof.

(s)      "Purchase Price" shall have the meaning set forth in Section 4(a) hereof.

(t)      "Redemption Price" shall have the meaning set forth in Section 23(a) hereof.

(u)      "Rights" shall have the meaning set forth in the WHEREAS clause at the beginning of this Agreement.

(v)      "Rights Certificates" shall have the meaning set forth in Section 3(a) hereof.

(w)      "Section 11(a)(ii) Event" shall mean an event described in Section 11(a)(ii) hereof.

(x)      "Section 11(a)(ii) Trigger Date" shall have the meaning set forth in Section 11(a)(iii) hereof.

(y)      "Section 13 Event" shall mean any event described in clauses (x), (y) or (z) of Section 13(a) hereof.

(z)      "Spread" shall have the meaning set forth in Section 11(a)(iii) hereof.

(aa)     "Stock  Acquisition Date" shall mean the first date of public  announcement  (which,  for purposes of this definition,  shall include,  without  limitation,  a report filed pursuant to Section 13(d) under the Exchange Act)
by the Company or an Acquiring Person that an Acquiring Person has become such.

(aa)     "Subsidiary"  shall mean,  with  reference to any Person,  any  corporation  of which an amount of voting securities  sufficient  to elect at least a majority  of the  directors  of such  corporation  is beneficially owned, directly or indirectly, by such Person or otherwise controlled by such Person.

(bb)     "Substitution Period" shall have the meaning set forth in Section 11(a)(iii) hereof.

(cc)     "Trading Day" shall have the meaning set forth in Section 11(d)(i) hereof.

(dd)     "Triggering Event" shall mean any Section 11(a)(ii) Event or Section 13 Event.

Section 2.  Appointment  of Rights  Agent.  The Company  hereby  appoints the Rights Agent to act as
            -----------------------------
agent for the Company and the holders of the Rights (who,  in  accordance  with Section 3 hereof,  shall before the
Distribution  Date also be the holders of the Common Stock) in  accordance  with the terms and  conditions  hereof, and the Rights Agent  hereby  accepts such  appointment.  The Company may from time to time appoint such  Co-Rights
Agents as it may deem necessary or desirable.

Section 3.    Issue of Rights Certificates.
              ----------------------------

(a)      Until the  earlier of (i) the close of  business  on the tenth  business  day after the Stock  Acquisition
Date or (ii) the close of business on the tenth  Business Day after the date that a tender offer or exchange  offer by any Person (other than an Exempt  Person) is first  published or sent or given with the meaning of Rule 14d-2(a)
of the General Rules and Regulations  under the Exchange Act, if upon  consummation  thereof,  such Person would be the Beneficial  Owner of 15% or more of the shares of Common Stock then  outstanding,  (the earlier of (i) and (ii)
being  herein  referred to as the  "Distribution  Date")  (provided,  however,  that if either of such dates occurs after the date of this  Agreement  and on or prior to the  Record  Date,  then the  Distribution  Date shall be the
Record Date),  (x) the Rights will be evidenced  (subject to the  provisions of paragraph (b) of this Section 3) by the  certificates  for the  Common  Stock  registered  in the  names of the  holders  of the  Common  Stock  (which certificates  for  Common  Stock  shall  be  deemed  also  to be  certificates  for  Rights)  and  not by  separate certificates,  and (y) the Rights will be  transferable  only in  connection  with the  transfer of the  underlying shares of Common  Stock  (including  a transfer to the  Company).  As soon as  practicable  after the  Distribution
Date,  the Rights Agent will send by  first-class,  insured,  postage  prepaid  mail,  to each record holder of the
Common  Stock as of the close of  business on the  Distribution  Date,  at the address of such holder  shown on the records of the  Company,  one or more  rights  certificates,  in  substantially  the form of Exhibit B hereto  (the
"Rights  Certificates"),  evidencing  one Right for each share of Common Stock so held,  subject to  adjustment  as provided  herein.  If an  adjustment  in the number of Rights per share of Common  Stock has been made  pursuant to
Section  11(p)  hereof,  at the time of  distribution  of the  Rights  Certificates,  the  Company  shall  make the necessary  and  appropriate  rounding  adjustments  (in  accordance  with  Section  14(a)  hereof)  so that  Rights
Certificates  representing  only whole numbers of Rights are distributed and cash is paid in lieu of any fractional
Rights.  As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

(b)      As  promptly as  practicable  following  the Record  Date,  the  Company  will send a copy of a Summary of
Rights, in substantially the form attached hereto as Exhibit C (the "Summary of Rights"),  by first-class,  postage prepaid  mail,  to each record  holder of the Common Stock as of the close of business on the Record  Date,  at the address of such holder  shown on the records of the  Company.  With  respect to  certificates  for the Common Stock outstanding as of the Record Date, until the Distribution  Date, the Rights will be evidenced by such  certificates for the Common  Stock  together  with the Summary of Rights and the  registered  holders of the Common  Stock shall also be the  registered  holders  of the  associated  Rights.  Until the  earlier of the  Distribution  Date or the
Expiration  Date (as such term is defined  in Section 7 hereof),  the  transfer  of any  certificates  representing shares of Common  Stock in respect of which  Rights  have been issued  shall also  constitute  the  transfer of the
Rights associated with such shares of Common Stock.

(c)      Rights  shall be issued in respect  of all shares of Common  Stock  which are issued  (whether  originally issued or from the  Company's  treasury,  if any) after the Record Date but before the earlier of the  Distribution
Date or the  Expiration  Date.  Certificates  representing  such shares of Common  Stock shall also be deemed to be certificates  for Rights,  and all  certificates  issued for newly issued shares or transfers of Common Stock after the Record Date shall bear the following legend:

         This  certificate  also  evidences and entitles the holder hereof to certain  Rights as set forth in the Rights Agreement between First Federal  Financial  Corporation of Kentucky (the "Company")
         and  Illinois  Stock  Transfer  Company  (the  "Rights  Agent")  dated as of April 15,  2003 (the
         "Rights  Agreement"),  the terms of which are hereby  incorporated herein by reference and a copy of which is on file at the  principal  offices of the Company.  Under certain  circumstances,  as set forth in the Rights  Agreement,  such Rights will be evidenced by separate  certificates  and will no longer be  evidenced  by this  certificate.  The Company  will mail to the holder of this certificate a copy of the Rights Agreement,  as in effect on the date of mailing,  without charge promptly after receipt of a written request  therefor.  Under certain  circumstances set forth in the  Rights  Agreement,  Rights  issued  to, or held by,  any  Person  who is,  was or becomes an
         Acquiring  Person or any Affiliate or Associate  thereof (as such terms are defined in the Rights
         Agreement),  whether  currently held by or on behalf of such Person or by any subsequent  holder, may become null and void.

         With  respect  to such  certificates  containing  the  foregoing  legend,  until  the  earlier  of (i) the
Distribution  Date or (ii) the Expiration  Date, the Rights  associated  with the Common Stock  represented by such certificates  shall be evidenced by such  certificates  alone and registered  holders of Common Stock shall also be the  registered  holders  of the  associated  Rights,  and the  transfer  of any of such  certificates  shall  also constitute the transfer of the Rights associated with the Common Stock represented by such certificates.

         Notwithstanding  this paragraph (c), the omission of a legend shall not affect the  enforceability  of any part of this Agreement or the rights of any holder of the Rights.

Section 4.  Form of Rights Certificates
            -------------------------------

(a)      The Rights  Certificates  (and the forms of election to purchase  and of  assignment  to be printed on the reverse  thereof) shall each be  substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends,  summaries or endorsements  printed thereon as the Company may deem appropriate  and as are not  inconsistent  with the provisions of this  Agreement,  or as may be required to comply with any  applicable  law or with any rule or regulation  made  pursuant  thereto or with any rule or regulation of any stock  exchange  on which the Rights may from time to time be  listed,  or to conform to usage.  Subject to the provisions of Section 11 and Section 22 hereof, the Rights Certificates,  whenever  distributed,  shall be dated as of the  Record  Date and on  their  face  shall  entitle  the  holders  thereof  to  purchase  such  number  of one one-hundredths  of a share of Preferred  Stock as shall be set forth  therein at the price set forth  therein (such exercise  price per one  one-hundredth  of a share,  the "Purchase  Price"),  but the amount and type of securities purchasable  upon the exercise of each Right and the  Purchase  Price  thereof  shall be subject to  adjustment  as provided herein.

(b)      Any Rights  Certificate  issued  pursuant  to Section  3(a) or Section 22 hereof  that  represents  Rights beneficially  owned by: (i) an Acquiring  Person or any  Associate or  Affiliate  of an  Acquiring  Person,  (ii) a
transferee  of an Acquiring  Person (or of any such  Associate or  Affiliate)  who becomes a transferee  after such
Acquiring  Person  becomes  such,  or (iii) a  transferee  of an  Acquiring  Person  (or of any such  Associate  or
Affiliate) who becomes a transferee  before or  concurrently  with the Acquiring  Person becoming such and receives such Rights  pursuant to either (A) a transfer  (whether or not for  consideration)  from the  Acquiring  Person to holders of equity  interests  in such  Acquiring  Person or to any Person with whom such  Acquiring  Person has any continuing  agreement,  arrangement or understanding  regarding the transferred  Rights or (B) a transfer which the
Board of Directors of the Company has  determined is part of a plan,  arrangement or  understanding  which has as a primary  purpose or effect  avoidance  of Section  7(e)  hereof,  and any Rights  Certificate  issued  pursuant  to
Section 6 or Section 11 hereof upon transfer,  exchange,  replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

                  The Rights  represented  by this Rights  Certificate  are or were  beneficially owned by a Person  who was or became an  Acquiring  Person or an  Affiliate  or
                  Associate  thereof  (as  such  terms  are  defined  in the  Rights  Agreement).
                  Accordingly,  this Rights  Certificate and the Rights  represented  hereby have become  null and void in the  circumstances  and with the effect  specified  in
                  Section 7(e) of such Agreement.

Section 5. Countersignature and Registration.
           ---------------------------------

(a)      The Rights  Certificates  shall be  executed  on behalf of the  Company by its  Chairman  of the Board and
President, or any Vice President of the Company, either manually or by facsimile signature,  and shall have affixed thereto the  Company's  seal or a facsimile  thereof  which shall be attested by the  Secretary  or an  Assistant  Secretary of the
Company,  either  manually or by  facsimile  signature.  The Rights  Certificates  shall be  countersigned  manually by the
Rights  Agent and shall not be valid for any  purpose  unless so  countersigned.  In case any  officer of the  Company  who shall have signed any of the Rights  Certificates shall cease to be such officer of the Company before  countersignature by the Rights Agent and issuance and delivery by the Company,  such Rights  Certificates,  nevertheless,  may be countersigned by the  Rights  Agent and  issued  and  delivered  by the  Company  with the same force and effect as though the person who signed such Rights  Certificates  had not ceased to be such  officer of the  Company;  and any Rights  Certificates  may be
signed on behalf of the Company by any person who, at the actual date of the  execution of such Rights  Certificate,  shall be a proper  officer of the Company to sign such Rights  Certificate,  although at the date of the execution of this Rights
Agreement any such person was not such an officer.

(b)      Following the  Distribution  Date, the Rights Agent will keep or cause to be kept, at its principal office or offices  designated as the appropriate place for surrender of Rights  Certificates upon exercise or transfer,  books for registration and transfer of the Rights  Certificates  issued  hereunder.  Such books shall show the names and addresses of the  respective  holders  of the Rights  Certificates,  the  number of Rights  evidenced  on its face by each of the Rights
Certificates and the certificate number and the date of each of the Rights Certificates.

Section 6. Transfer,  Split Up,  Combination  and  Exchange  of Rights  Certificates;  Mutilated,
           ----------------------------------------------------------------------------------------
Destroyed, Lost or Stolen Rights Certificates.
---------------------------------------------

(a)      Subject to the  provisions of Section 4(b),  Section 7(e),  Section 14 and Section 24 hereof,  at any time after the close of  business on the  Distribution  Date,  and at or before the close of business on the  Expiration
Date, any Rights  Certificate  or  Certificates  may be  transferred,  split up,  combined or exchanged for another
Rights  Certificate  or  Certificates,   entitling  the  registered  holder  to  purchase  a  like  number  of  one one-hundredths  of a share of Preferred Stock (or,  following a Triggering Event,  Common Stock,  other securities, cash or other assets,  as the case may be) as the Rights  Certificate  or  Certificates  surrendered  then entitled such  holder  (or  former  holder in the case of a  transfer)  to  purchase.  Any  registered  holder  desiring  to transfer,  split up, combine or exchange any Rights  Certificate or Certificates shall make such request in writing delivered to the Rights Agent,  and shall  surrender the Rights  Certificate  or  Certificates  to be  transferred, split up,  combined  or  exchanged  at the  principal  office or offices of the Rights  Agent  designated  for such purpose.  Neither the Rights Agent nor the Company  shall be obligated to take any action  whatsoever  with respect to the transfer of any such surrendered  Rights  Certificate  until the registered  holder shall have completed and signed the  certificate  contained in the form of  assignment  on the reverse side of such Rights  Certificate  and shall have provided such additional  evidence of the identity of the Beneficial Owner (or former  Beneficial Owner)
or Affiliates or Associates  thereof as the Company  shall  reasonably  request.  Thereupon the Rights Agent shall, subject to Section  4(b),  Section  7(e) and  Section 14 hereof,  countersign  and  deliver to the Person  entitled thereto a Rights  Certificate  or  Rights  Certificates,  as the case may be,  as so  requested.  The  Company  may require  payment of a sum  sufficient  to cover any tax or  governmental  charge that may be imposed in  connection with any transfer, split up, combination or exchange of Rights Certificates.

(b)      Upon  receipt by the  Company  and the Rights  Agent of evidence  reasonably  satisfactory  to them of the loss,  theft,  destruction or mutilation of a Rights  Certificate,  and, in case of loss, theft or destruction,  of indemnity or security  reasonably  satisfactory to them, and  reimbursement  to the Company and the Rights Agent of all reasonable expenses  incidental thereto,  and upon surrender to the Rights Agent and cancellation of the Rights
Certificate  if  mutilated,  the Company  will  execute and deliver a new Rights  Certificate  of like tenor to the
Rights Agent for  countersignature  and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.
           -------------------------------------------------------------

(a)      Subject to Section 7(e) hereof,  the registered  holder of any Rights  Certificate may exercise the Rights evidenced  thereby  (except as otherwise  provided  herein  including,  without  limitation,  the  restrictions  on exercisability  set forth in Section 9(c),  Section 11(a)(iii) and Section 23(a) hereof) in whole or in part at any time after the Distribution  Date upon surrender of the Rights  Certificate,  with the form of election to purchase and the  certificate  on the reverse side thereof duly  executed,  to the Rights Agent at the  principal  office or offices of the Rights Agent  designated  for such purpose,  together with payment of the aggregate  Purchase  Price with respect to the total number of one  one-hundredths  of a share of Preferred Stock (or other  securities,  cash or other assets,  as the case may be) as to which such surrendered  Rights are then  exercisable,  at or before the earliest  of (i) the close of business on May 9, 2013 (the  "Final  Expiration  Date"),  (ii) the time at which the
Rights are  redeemed  as  provided  in Section 23 hereof or (iii) the time at which such  Rights are  exchanged  as provided  in Section 24 hereof (the  earlier of (i),  (ii) and (iii) being  herein  referred to as the  "Expiration
Date").

(b)      The Purchase Price for each one  one-hundredths  of a share of Preferred Stock pursuant to the exercise of a Right shall  initially be $90.00,  and shall be subject to  adjustment  from time to time as provided in Sections
11 and 13(a) hereof and shall be payable in accordance with paragraph (c) below.

(c)      Upon  receipt of a Rights  Certificate  representing  exercisable  Rights,  with the form of  election  to purchase and the  certificate  on the reverse side thereof duly executed,  accompanied by payment,  with respect to each right so  exercised,  of the Purchase  Price per one  one-hundredth  of a share of  Preferred  Stock (or other shares,  securities,  cash or other  assets,  as the case may be) to be  purchased as set forth below and an amount equal to any applicable transfer tax, the Rights Agent shall,  subject to Section 20(k) hereof,  thereupon promptly
(i) (A)  requisition  from any transfer agent of the shares of Preferred  Stock (or make  available,  if the Rights
Agent is the transfer agent for such shares)  certificates  for the total number of one  one-hundredths  of a share of Preferred  Stock to be purchased and the Company  hereby  irrevocably  authorizes  its transfer  agent to comply with all such  requests,  or (B) if the  Company  shall  have  elected  to  deposit  the total  number of shares of
Preferred  Stock  issuable upon exercise of the Rights  hereunder  with a depositary  agent,  requisition  from the depositary agent depositary  receipts  representing such number of one one-hundredths of a share of Preferred Stock as are to be purchased (in which case  certificates for the shares of Preferred Stock  represented by such receipts shall be deposited  by the transfer  agent with the  depositary  agent) and the Company will direct the  depositary agent to comply with such  request,  (ii)  requisition  from the Company the amount of cash,  if any, to be paid in lieu of  fractional  shares in  accordance  with Section 14 hereof,  (iii) after  receipt of such  certificates  or depositary  receipts,  cause the same to be delivered to or upon the order of the registered  holder of such Rights
Certificate,  registered  in such  name or names as may be  designated  by such  holder,  and  (iv)  after  receipt thereof,  deliver  such cash,  if any, to or upon the order of the  registered  holder of such Rights  Certificate.
The payment of the  Purchase  Price (as such amount may be reduced  pursuant to Section  11(a)(iii)  hereof) may be made in cash or by  certified  bank check or bank  draft  payable to the order of the  Company.  If the  Company is obligated to issue other  securities  (including  Common Stock) of the Company,  pay cash and/or  distribute  other property  pursuant to Section 11(a)  hereof,  the Company will make all  arrangements  necessary so that such other securities,  cash  and/or  other  property  are  available  for  distribution  by the  Rights  Agent,  if and  when appropriate.  The Company  reserves the right to require  before the  occurrence of a Triggering  Event that,  upon any exercise of Rights,  a number of Rights be  exercised  so that only whole  shares of  Preferred  Stock would be issued.

(d)      In case the  registered  holder  of any  Rights  Certificate  shall  exercise  less  than  all the  Rights evidenced  thereby,  a new Rights  Certificate  evidencing  Rights  equivalent to the Rights remaining  unexercised shall be issued by the Rights Agent and  delivered to, or upon the order of, the  registered  holder of such Rights
Certificate,  registered in such name or names as may be designated  by such holder,  subject to the  provisions of
Section 14 hereof.

(e)      Notwithstanding  anything in this  Agreement to the  contrary,  from and after the first  occurrence  of a
Section  11(a)(ii) Event, any Rights  beneficially  owned by (i) an Acquiring  Person, or an Associate or Affiliate
of an Acquiring  Person,  (ii) a direct or indirect  transferee of an Acquiring Person (or of any such Associate or
Affiliate)  who  becomes a  transferee  after the  Acquiring  Person  becomes  such,  or (iii) a direct or indirect transferee  of an Acquiring  Person (or of any such  Associate  or  Affiliate)  who becomes a transferee  before or concurrently  with the Acquiring  Person  becoming such and receives such Rights  pursuant to either (A) a transfer
(whether or not for  consideration)  from the  Acquiring  Person to holders of equity  interests in such  Acquiring
Person or to any Person with whom the Acquiring Person has any continuing  agreement,  arrangement or understanding regarding the  transferred  Rights or (B) a transfer  which the Board of Directors of the Company has determined is part of a plan,  arrangement or  understanding  which has a primary purpose or effect the avoidance of this Section
7(e),  shall  become null and void  without any further  action and no holder of such Rights  shall have any rights whatsoever  with respect to such Rights,  whether under any provision of this  Agreement or otherwise.  The Company shall use all  reasonable  efforts to insure that the provisions of this  Section 7(e)  and Section 4(b) hereof are complied  with,  but shall have no  liability to any holder of Rights  Certificates  or other Person as a result of its failure to make any  determinations  with  respect to an  Acquiring  Person or its  Affiliates,  Associates  or
transferees hereunder.

(f)      Notwithstanding  anything in this  Agreement  to the  contrary,  neither the Rights  Agent nor the Company shall be  obligated  to  undertake  any action  with  respect to a  registered  holder upon the  occurrence  of any purported  exercise as set forth in this  Section 7 unless such  registered  holder  shall have (i)  completed  and signed the  certificate  contained  in the form of election to purchase set forth on the reverse side of the Rights
Certificate  surrendered  for such  exercise,  and (ii)  provided such  additional  evidence of the identity of the
Beneficial Owner (or former Beneficial  Owner) or Affiliates or Associates  thereof as the Company shall reasonably request.

Section 8.  Cancellation   and  Destruction  of  Rights   Certificates.   All  Rights   Certificates
            ----------------------------------------------------------
surrendered for the purpose of exercise,  transfer,  split up, combination or exchange shall, if surrendered to the
Company or any of its agents,  be  delivered  to the Rights  Agent for  cancellation  or in canceled  form,  or, if surrendered  to the Rights  Agent,  shall be  canceled  by it, and no Rights  Certificates  shall be issued in lieu thereof  except as expressly  permitted by any of the  provisions of this  Agreement.  The Company shall deliver to the Rights  Agent for  cancellation  and  retirement,  and the Rights  Agent shall so cancel and retire,  any other
Rights  Certificate  purchased  or acquired by the Company  otherwise  than upon the exercise  thereof.  The Rights
Agent shall  deliver all canceled  Rights  Certificates  to the Company,  or shall,  at the written  request of the
Company,  destroy such canceled  Rights  Certificates,  and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9.  Reservation and Availability of Capital Stock
            -------------------------------------------------

(a)      The  Company  covenants  and  agrees  that it will  cause to be  reserved  and kept  available  out of its authorized and unissued  shares of Preferred  Stock (and,  following the occurrence of a Triggering  Event,  out of its  authorized  and unissued  shares of Common Stock and/or other  securities or out of its  authorized and issued shares  held in its  treasury),  the number of shares of  Preferred  Stock  (and,  following  the  occurrence  of a
Triggering  Event,  Common Stock and/or other  securities)  that, as provided in this Agreement,  including Section
11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.

(b)      So long as the shares of Preferred  Stock (and,  following the  occurrence of a Triggering  Event,  Common
Stock  and/or  other  securities)  issuable  and  deliverable  upon the exercise of the Rights may be traded on any national  securities  exchange,  the Company  shall use its best efforts to cause,  from and after such time as the
Rights  become  exercisable,  all shares  reserved for such  issuance to be traded on such  exchange  upon official notice of issuance upon such exercise.

(c)      The  Company  shall  use its  best  efforts  to (i)  file,  as soon as  practicable  following  the  first occurrence of a Section  11(a)(ii)  Event,  or, if applicable,  as soon as practicable  following the earliest date after the first occurrence of a Section  11(a)(ii) Event on which the  consideration to be delivered by the Company upon the exercise of the Rights has been determined in accordance with Section  11(a)(iii)  hereof,  a registration statement on an  appropriate  form under the  Securities  Act of 1933 (the "Act"),  with respect to the  securities purchasable  upon exercise of the Rights,  (ii) cause such  registration  statement to become  effective as soon as practicable after such filing,  and (iii) cause such registration  statement to remain effective (with a prospectus at all times meeting the  requirements  of the Act) until the earlier of (A) the date as of which the Rights are no longer  exercisable for such  securities,  and (B) the date of the expiration of the Rights.  The Company will also take such action as may be appropriate  under, or to ensure  compliance  with, the securities or "blue sky" laws of the various states in connection with the  exercisability of the Rights. The Company may temporarily  suspend,  for a period of time not to exceed  ninety  (90) days after the date set forth in clause (i) of the first  sentence  of this Section 9(c), the  exercisability of the Rights in order to prepare and file such  registration  statement and permit it to become  effective.  Upon any such suspension,  the Company shall issue a public  announcement  stating that the  exercisability  of the Rights has been temporarily  suspended,  as well as a public  announcement at such time as the  suspension is no longer in effect.  In addition,  if the Company shall  determine  that a registration statement is required  following the Distribution  Date, the Company may temporarily  suspend the exercisability of the  Rights  until  such  time as a  registration  statement  has  been  declared  effective.  Notwithstanding  any provision of this  Agreement  to the  contrary,  the Rights shall not be  exercisable  in any  jurisdiction  if the requisite  qualification  in such  jurisdiction  shall not have been  obtained,  the exercise  thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.

(d)      The Company  covenants  and agrees that it will take all such  action as may be  necessary  to ensure that all one one-hundredths of a share of Preferred Stock (and,  following the occurrence of a Triggering Event,  Common
Stock  and/or  other  securities)  delivered  upon  exercise  of  Rights  shall,  at the  time of  delivery  of the certificates  for such shares  (subject to payment of the  Purchase  Price),  be duly and  validly  authorized  and issued and fully paid and nonassessable.

(e)      The  Company  further  covenants  and agrees that it will pay when due and payable any and all federal and state  transfer  taxes and  charges  that may be  payable  in respect of the  issuance  or  delivery  of the Rights
Certificates and of any certificates  for a number of one  one-hundredths  of a share of Preferred Stock (or Common
Stock and/or other  securities,  as the case may be) upon the exercise of Rights.  The Company shall not,  however, be  required  to pay any  transfer  tax that may be  payable  in  respect of any  transfer  or  delivery  of Rights
Certificates  to a Person other than, or the issuance or delivery of a number of one  one-hundredths  of a share of
Preferred  Stock (or Common  Stock  and/or  other  securities,  as the case may be) in respect of a name other than that of, the registered holder of the Rights  Certificates  evidencing Rights  surrendered for exercise or to issue or deliver any  certificates  for a number of one  one-hundredths  of a share of  Preferred  Stock (or Common Stock and/or other  securities,  as the case may be) in a name other than that of the registered holder upon the exercise of any  Rights  until  such tax shall  have been paid (any  such tax being  payable  by the  holder of such  Rights
Certificate at the time of surrender) or until it has been established to the Company's  satisfaction  that no such tax is due.

Section 10. Preferred  Stock Record  Date.  Each person in whose name any  certificate  for a number
            -----------------------------
of one  one-hundredths of a share of Preferred Stock (or Common Stock and/or other securities,  as the case may be)
is issued  upon the  exercise  of Rights  shall for all  purposes  be deemed to have become the holder of record of such  fractional  shares  of  Preferred  Stock  (or  Common  Stock  and/or  other  securities,  as the case may be)
represented  thereby  on,  and such  certificate  shall be  dated,  the date  upon  which  the  Rights  Certificate evidencing such Rights was duly  surrendered and payment of the Purchase Price (and all applicable  transfer taxes)
was made;  provided,  however,  that if the date of such  surrender  and payment is a date upon which the Preferred
           --------
Stock (or Common  Stock  and/or other  securities,  as the case may be)  transfer  books of the Company are closed, such Person  shall be deemed to have become the record  holder of such shares  (fractional  or  otherwise)  on, and such  certificate  shall be dated,  the next succeeding  Business Day on which the Preferred Stock (or Common Stock and/or other  securities,  as the case may be) transfer  books of the Company are open.  Before the exercise of the
Rights evidenced  thereby,  the holder of a Rights  Certificate,  as such, shall not be entitled to any rights of a stockholder  of the Company with respect to shares for which the Rights shall be  exercisable,  including,  without limitation,  the right to vote, to receive dividends or other  distributions or to exercise any preemptive  rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11.  Adjustment  of  Purchase  Price,  Number  and Kind of Shares or  Number of  Rights.  The
             ----------------------------------------------------------------------------------
Purchase  Price,  the number and kind of shares  covered  by each  Right and the number of Rights  outstanding  are subject to adjustment from time to time as provided in this Section 11.

(a)      (i)               If the  Company  shall at any  time  after  the date of this  Agreement  (A)  declare  a dividend on the Preferred  Stock payable in shares of Preferred  Stock,  (B)  subdivide the  outstanding  Preferred
Stock,  (C) combine the  outstanding  Preferred  Stock into a smaller number of shares,  or (D) issue any shares of its capital stock in a reclassification  of the Preferred Stock (including any such  reclassification in connection with a  consolidation  or merger in which the  Company  is the  continuing  or  surviving  corporation),  except as otherwise  provided in this Section 11(a) and Section 7(e)  hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision,  combination or  reclassification,  and the number and kind of shares of  Preferred  Stock or capital  stock,  as the case may be,  issuable  on such date, shall be  proportionately  adjusted so that the holder of any Right  exercised after such time shall be entitled to receive,  upon payment of the Purchase Price then in effect,  the aggregate  number and kind of shares of Preferred
Stock or capital stock,  as the case may be, which, if such Right had been exercised  immediately  before such date and at a time when the  Preferred  Stock  transfer  books of the Company  were open,  he would have owned upon such exercise and been entitled to receive by virtue of such dividend,  subdivision,  combination  or  reclassification.
If an event occurs  which would  require an  adjustment  under both this  Section  11(a)(i)  and Section  11(a)(ii)
hereof,  the  adjustment  provided for in this Section  11(a)(i) shall be in addition to, and shall be made before, any adjustment required pursuant to Section 11(a)(ii) hereof.

                           (ii)     Subject to Section 24 of this  Agreement,  in the event any Person  (other than an Exempt  Person),  alone or together with its  Affiliates  and  Associates,  shall,  at any time after the Rights
Dividend  Declaration Date, become an Acquiring Person,  then promptly  following the first occurrence of a Section
11(a)(ii)  Event,  proper  provision  shall be made so that each holder of a Right (except as provided below and in
Section  7(e)  hereof)  shall  thereafter  have the right to receive,  upon  exercise  thereof at the then  current
Purchase  Price in accordance  with the terms of this  Agreement,  in lieu of a number of one  one-hundredths  of a share of Preferred  Stock,  such number of shares of Common Stock of the Company as shall equal the result obtained by (x)  multiplying  the then  current  Purchase  Price  by the then  number  of one  one-hundredths  of a share of
Preferred Stock for which a Right was exercisable  immediately  before the first occurrence of a Section  11(a)(ii)
Event whether or not such Right was then  exercisable,  and (y) dividing that product (which,  following such first occurrence,  shall  thereafter be referred to as the  "Purchase  Price" for each Right and for all purposes of this
Agreement) by 50% of the current  market price (as  determined  pursuant to Section  11(d)(i)  hereof) per share of
Common Stock on the date of such first occurrence (such number of shares, the "Adjustment Shares").

                           (iii)    If the number of shares of Common Stock that are  authorized  by the  Company's
Articles of  Incorporation  but not  outstanding  or reserved for issuance for purposes other than upon exercise of the Rights are not  sufficient  to permit the  exercise  in full of the  Rights in  accordance  with the  foregoing subparagraph  (ii) of this  Section  11(a),  the Company  shall,  to the extent  permitted  by  applicable  law and regulation:  (A) determine  the excess of (l) the value of the  Adjustment  Shares  issuable upon the exercise of a
Right (the "Current Value") over (2) the Purchase Price (such excess,  the "Spread"),  and (B) with respect to each
Right, make adequate  provision to substitute for the Adjustment  Shares,  upon payment of the applicable  Purchase
Price,  (1) cash,  (2) a reduction  in the Purchase  Price,  (3) Common  Stock or other  equity  securities  of the
Company  (including,  without  limitation,  shares,  or units of  shares,  of  preferred  stock  which the Board of
Directors  of the Company has deemed to have the same value as shares of Common  Stock  (such  shares of  preferred stock, "common stock  equivalents")),  (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing,  having an aggregate  value equal to the Current Value,  where such aggregate has been determined by the Board of  Directors  of the Company  based upon the advice of an  investment  banking  firm  selected by the
Board of Directors of the Company;  provided,  however,  if the Company shall not have made  adequate  provision to
                                    --------
deliver  value  pursuant  to  clause  (B)  above  within  thirty  (30)  days  following  the later of (x) the first occurrence of a Section  11(a)(ii)  Event and (y) the date on which the Company's  right of redemption  pursuant to
Section  23(a)  expires  (the  later of (x) and (y) being  referred  to herein as the  "Section  11(a)(ii)  Trigger
Date"),  then the Company  shall be obligated to deliver,  upon the  surrender  for exercise of a Right and without requiring  payment of the Purchase Price,  shares of Common Stock (to the extent available) and then, if necessary, cash,  which  shares  and/or cash have an  aggregate  value equal to the Spread.  If the Board of  Directors of the
Company shall determine in good faith that it is likely that sufficient  additional shares of Common Stock could be authorized  for  issuance  upon  exercise in full of the Rights,  the thirty (30) day period set forth above may be extended to the extent  necessary,  but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the  Company may seek  shareholder  approval  for the  authorization  of such  additional  shares  (such period, as it may be extended,  the  "Substitution  Period").  To the extent that the Company  determines that some action need be taken  pursuant to the first and/or  second  sentences of this Section  11(a)(iii),  the Company (x)
shall provide,  subject to Section 7(e) hereof,  that such action shall apply uniformly to all outstanding  Rights, and (y) may suspend the  exercisability  of the Rights until the expiration of the Substitution  Period in order to seek any  authorization  of additional  shares and/or to decide the  appropriate  form of  distribution  to be made pursuant to such first  sentence and to  determine  the value  thereof.  In the event of any such  suspension,  the
Company  shall issue a public  announcement  stating  that the  exercisability  of the Rights has been  temporarily suspended,  as well as a public  announcement  at such time as the suspension is no longer in effect.  For purposes of this  Section  11(a)(iii),  the value of the Common  Stock  shall be the  current  market  price (as  determined pursuant to Section  11(d)  hereof) per share of the Common  Stock on the Section  11(a)(ii)  Trigger  Date and the
value of any "common stock equivalent" shall be deemed to have the same value as the Common Stock on such date.

(b)      If the Company  shall fix a record date for the issuance of rights,  options or warrants to all holders of
Preferred  Stock  entitling  them to  subscribe  for or purchase  (for a period  expiring  within  forty-five  (45)
calendar  days after  such  record  date)  Preferred  Stock (or  shares  having  the same  rights,  privileges  and preferences  as the shares of Preferred  Stock  ("equivalent  preferred  stock")) or  securities  convertible  into
Preferred  Stock or equivalent  preferred  stock at a price per share of Preferred Stock or per share of equivalent preferred  stock (or  having a  conversion  price per share,  if a security  convertible  into  Preferred  Stock or equivalent  preferred  stock) less than the current market price (as  determined  pursuant to Section 11(d) hereof)
per share of Preferred  Stock on such record date,  the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect  immediately  before such record date by a fraction,  the numerator  of which shall be the number of shares of Preferred  Stock  outstanding  on such record  date,  plus the number of shares of Preferred  Stock which the aggregate  offering price of the total number of shares of Preferred
Stock and/or  equivalent  preferred stock so to be offered (and/or the aggregate  initial  conversion  price of the convertible  securities so to be offered)  would  purchase at such current  market price,  and the  denominator  of which  shall be the  number of shares of  Preferred  Stock  outstanding  on such  record  date,  plus the number of additional shares of Preferred Stock and/or  equivalent  preferred stock to be offered for subscription or purchase
(or into which the convertible  securities so to be offered are initially  convertible).  In case such subscription price may be paid by delivery  of  consideration  part or all of which may be in a form other than cash,  the value of such  consideration  shall be as  determined  in good  faith by the Board of  Directors  of the  Company,  whose determination  shall be  described  in a statement  filed with the Rights  Agent and shall be binding on the Rights
Agent and the  holders of the  Rights.  Shares of  Preferred  Stock owned by or held for the account of the Company shall  not be  deemed  outstanding  for  the  purpose  of any  such  computation.  Such  adjustment  shall  be made successively  whenever  such a record  date is fixed,  and in the event  that such  rights or  warrants  are not so issued,  the  Purchase  Price  shall be  adjusted  to be the  Purchase  Price which would then be in effect if such record date had not been fixed.

(c)      If the Company shall fix a record date for a  distribution  to all holders of Preferred  Stock  (including any such  distribution  made in connection  with a  consolidation  or merger in which the Company is the continuing corporation) of evidences of indebtedness,  cash (other than a regular  quarterly cash dividend out of the earnings or retained  earnings of the Company),  assets (other than a dividend payable in Preferred Stock, but including any dividend  payable in stock  other  than  Preferred  Stock) or  subscription  rights or  warrants  (excluding  those referred  to in  Section  11(b)  hereof),  the  Purchase  Price to be in effect  after  such  record  date shall be determined by  multiplying  the Purchase  Price in effect  immediately  before such record date by a fraction,  the numerator of which shall be the current  market price (as  determined  pursuant to Section  11(d) hereof) per share of Preferred  Stock on such record date,  less the fair market value (as  determined  in good faith by the Board of
Directors of the Company,  whose  determination  shall be described in a statement  filed with the Rights Agent) of the portion of the cash,  assets or evidences of indebtedness so to be distributed or of such  subscription  rights or warrants  applicable to a share of Preferred  Stock and the  denominator  of which shall be such current  market price (as determined  pursuant to Section 11(d) hereof) per share of Preferred  Stock.  Such  adjustments  shall be made  successively  whenever such a record date is fixed,  and if such  distribution  is not so made,  the Purchase
Price shall be adjusted  to be the  Purchase  Price that would have been in effect if such record date has not been fixed.

(d)      (i)               For the purpose of any computation  hereunder,  other than computations made pursuant to
Section  11(a)(iii)  hereof, the "current market price" per share of Common Stock on any date shall be deemed to be the average of the daily  closing  prices per share of such Common  Stock for the thirty (30)  consecutive  Trading
Days (as such term is hereinafter  defined)  immediately  before such date, and for purposes of  computations  made pursuant to Section  11(a)(iii)  hereof,  the "current market price" per share of Common Stock on any date shall be deemed to be the average of the daily  closing  prices per share of such Common Stock for the ten (10)  consecutive
Trading Days  immediately  following such date;  provided,  however,  that if the current market price per share of
                                                 --------
the Common Stock is determined  during a period  following the  announcement  by the issuer of such Common Stock of
(A) a  dividend  or  distribution  on such  Common  Stock  payable  in shares of such  Common  Stock or  securities convertible  into shares of such Common Stock  (other than the  Rights),  or (B) any  subdivision,  combination  or reclassification  of such Common Stock, and the ex-dividend  date for such dividend or distribution,  or the record date for such subdivision,  combination or reclassification  shall not have occurred before the commencement of the requisite  thirty (30)  Trading Day or ten (10)  Trading Day period,  as set forth  above,  then,  and in each such case,  the  "current  market  price"  shall be properly  adjusted to take into  account  ex-dividend  trading.  The closing  price for each day shall be the last sale  price,  regular  way,  or, in case no such sale takes  place on such day,  the  average of the  closing  bid and asked  prices,  regular  way,  in either  case as  reported in the principal  consolidated  transaction  reporting system with respect to securities  listed or admitted to trading on the New York Stock  Exchange  or, if the shares of Common  Stock are not listed or  admitted  to trading on the New
York Stock  Exchange,  as reported in the  principal  consolidated  transaction  reporting  system with  respect to securities listed on the principal national  securities  exchange on which the shares of Common Stock are listed or admitted  to  trading  or, if the  shares of Common  Stock are not listed or  admitted  to trading on any  national securities  exchange,  the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the  over-the-counter  market, as reported by the National  Association of Securities  Dealers,  Inc.  Automated
Quotation  System  ("NASDAQ")  or such other system then in use, or, if on any such date the shares of Common Stock are not quoted by any such  organization,  the  average  of the  closing  bid and asked  prices as  furnished  by a professional  market maker  making a market in the Common Stock  selected by the Board of Directors of the Company.
If on any such date no market maker is making a market in the Common  Stock,  the fair value of such shares on such date as  determined  in good faith by the Board of Directors of the Company  shall be used.  The term "Trading Day"
shall mean a day on which the  principal  national  securities  exchange  on which the  shares of Common  Stock are listed or admitted to trading is open for the  transaction  of business  or, if the shares of Common  Stock are not listed or admitted to trading on any  national  securities  exchange,  a Business  Day. If the Common  Stock is not publicly held or not so listed or traded,  "current  market price" per share shall mean the fair value per share as determined  in good faith by the Board of  Directors of the Company,  whose  determination  shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

                           (ii)     For the purpose of any  computation  hereunder,  the "current market price" per share of Preferred  Stock shall be  determined in the same manner as set forth above for the Common Stock in clause
(i) of this  Section  11(d)  (other  than the last  sentence  thereof).  If the current  market  price per share of
Preferred  Stock cannot be determined in the manner  provided above or if the Preferred  Stock is not publicly held or listed or traded in a manner  described in clause (i) of this Section  11(d),  the  "current  market  price" per share of  Preferred  Stock  shall be  conclusively  deemed  to be an  amount  equal to 100 (as such  number  may be appropriately  adjusted for such events as stock splits, stock dividends and recapitalizations  with respect to the
Common Stock occurring  after the date of this  Agreement)  multiplied by the current market price per share of the
Common  Stock.  If neither  the  Common  Stock nor the  Preferred  Stock is  publicly  held or so listed or traded,
"current  market price" per share of the Preferred  Stock shall mean the fair value per share as determined in good faith by the Board of Directors of the Company,  whose  determination  shall be described in a statement filed with the Rights  Agent and shall be  conclusive  for all  purposes.  For all  purposes of this  Agreement,  the "current market price" of one  one-hundredth  of a share of Preferred  Stock shall be equal to the "current market price" of one share of Preferred Stock divided by 100.

(e)      Anything  herein to the contrary  notwithstanding,  no adjustment in the Purchase  Price shall be required unless such  adjustment  would require an increase or decrease of at least one percent (1%) in the Purchase  Price;
provided,  however,  that any  adjustments  which by reason of this Section 11(e) are not required to be made shall
--------
be carried  forward and taken into account in any subsequent  adjustment.  All  calculations  under this Section 11 shall be made to the nearest  cent or to the nearest  ten-thousandth  of a share of Common  Stock or other share or one-millionth  of a share of  Preferred  Stock,  as the case may be.  Notwithstanding  the first  sentence  of this
Section  11(e),  any  adjustment  required by this  Section 11 shall be made no later than the earlier of (i) three
(3) years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.

(f)      If as a result of an  adjustment  made pursuant to Section  11(a)(ii) or Section 13(a) hereof,  the holder of any Right  thereafter  exercised  shall  become  entitled  to receive  any shares of  capital  stock  other than
Preferred  Stock,  thereafter  the number of such other  shares so  receivable  upon  exercise of any Right and the
Purchase  Price  thereof  shall be  subject  to  adjustment  from  time to time in a manner  and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred  Stock contained in Sections 11(a),  (b),
(c), (e),  (g), (h), (i), (j), (k) and (m), and the  provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g)      All Rights  originally  issued by the Company  subsequent  to any  adjustment  made to the Purchase  Price hereunder shall evidence the right to purchase,  at the adjusted  Purchase Price, the number of one  one-hundredths of a share of Preferred Stock  purchasable from time to time hereunder upon exercise of the Rights,  all subject to further adjustment as provided herein.

(h)      Unless the Company shall have  exercised its election as provided in Section 11(i),  upon each  adjustment of the  Purchase  Price as a result of the  calculations  made in Sections  11(b) and (c),  each Right  outstanding immediately before the making of such adjustment shall thereafter  evidence the right to purchase,  at the adjusted
Purchase  Price,  that  number of one  one-hundredths  of a share of  Preferred  Stock  (calculated  to the nearest one-millionth)  obtained by (i)  multiplying  (x) the number of one  one-hundredths  of a share  covered by a Right immediately  before this adjustment,  by (y) the Purchase Price in effect immediately before such adjustment of the
Purchase Price,  and (ii) dividing the product so obtained by the Purchase Price in effect  immediately  after such adjustment of the Purchase Price.

(i)      The Company may elect on or after the date of any  adjustment  of the Purchase  Price to adjust the number of  Rights,  in  lieu  of any  adjustment  in the  number  of one  one-hundredths  of a share  of  Preferred  Stock purchasable  upon the exercise of a Right.  Each of the Rights  outstanding  after the  adjustment in the number of
Rights shall be exercisable  for the number of one  one-hundredths  of a share of Preferred Stock for which a Right was  exercisable  immediately  before such  adjustment.  Each Right held of record  before such  adjustment  of the number of Rights  shall become that number of Rights  (calculated  to the nearest one  ten-thousandth)  obtained by dividing the Purchase  Price in effect  immediately  before  adjustment of the Purchase Price by the Purchase Price in effect  immediately  after  adjustment of the Purchase  Price.  The Company shall make a public  announcement of its election to adjust the number of Rights,  indicating the record date for the  adjustment,  and, if known at the time,  the amount of the  adjustment  to be made.  This record date may be the date on which the Purchase  Price is adjusted or any day thereafter,  but, if the Rights Certificates have been issued,  shall be at least ten (10) days later than the date of the public  announcement.  If Rights  Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i),  the Company shall,  as promptly as  practicable,  cause to be distributed  to holders of record of Rights  Certificates  on such  record  date  Rights  Certificates  evidencing, subject to Section 14 hereof,  the  additional  Rights to which such holders  shall be entitled as a result of such adjustment,  or,  at the  option  of the  Company,  shall  cause to be  distributed  to such  holders  of record in substitution and replacement for the Rights  Certificates  held by such holders before the date of adjustment,  and upon surrender  thereof,  if required by the Company,  new Rights  Certificates  evidencing all the Rights to which such holders shall be entitled after such  adjustment.  Rights  Certificates so to be distributed  shall be issued, executed  and  countersigned  in the manner  provided for herein (and may bear,  at the option of the Company,  the adjusted  Purchase  Price) and shall be registered in the names of the holders of record of Rights  Certificates on the record date specified in the public announcement.

(j)      Irrespective  of any adjustment or change in the Purchase Price or the number of one  one-hundredths  of a share of  Preferred  Stock  issuable  upon the  exercise of the Rights,  the Rights  Certificates  theretofore  and thereafter  issued may continue to express the Purchase  Price per one  one-hundredth  of a share and the number of one one-hundredths of a share that were expressed in the initial Rights Certificates issued hereunder.

(k)      Before  taking any action  that would  cause an  adjustment  reducing  the  Purchase  Price below the then stated value, if any, of the number of one  one-hundredths  of a share of Preferred Stock issuable upon exercise of the Rights,  the Company shall take any corporate  action that may, in the opinion of its counsel,  be necessary in order  that  the  Company  may  validly  and  legally  issue  fully  paid  and  nonassessable  such  number  of one one-hundredths of a share of Preferred Stock at such adjusted Purchase Price.

(l)      In any case in which this  Section 11 shall  require  that an  adjustment  in the  Purchase  Price be made effective as of a record date for a specified  event,  the Company may elect to defer until the  occurrence of such event the  issuance to the holder of any Right  exercised  after such record date the number of one  one-hundredths of a share of Preferred  Stock and other capital stock or  securities  of the Company,  if any,  issuable upon such exercise over and above the number of one  one-hundredths  of a share of Preferred Stock and other capital stock or securities  of the  Company,  if any,  issuable  upon such  exercise on the basis of the  Purchase  Price in effect before  such  adjustment;  provided,  however,  that the Company  shall  deliver to such holder a due bill or other
                           --------
appropriate  instrument  evidencing such holder's right to receive such additional shares (fractional or otherwise)
or securities upon the occurrence of the event requiring such adjustment.

(m)      Anything in this Section 11 to the contrary  notwithstanding,  the Company  shall be entitled to make such reductions in the Purchase Price, in addition to those  adjustments  expressly  required by this Section 11, as and to the extent that in their good faith  judgment  the Board of  Directors  of the  Company  shall  determine  to be advisable in order that any (i)  consolidation  or subdivision  of the Preferred  Stock,  (ii) issuance  wholly for cash of any shares of Preferred  Stock at less than the current  market price,  (iii)  issuance  wholly for cash of shares of Preferred  Stock or securities  which by their terms are convertible  into or exchangeable  for shares of
Preferred Stock,  (iv) stock dividends or (v) issuance of rights,  options or warrants  referred to in this Section
11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

(n)      The  Company  covenants  and  agrees  that it shall  not,  at any time after the  Distribution  Date,  (i)
consolidate  with any other Person  (other than a Subsidiary of the Company in a  transaction  which  complies with
Section  11(o)  hereof),  (ii) merge with or into any other  Person  (other than a  Subsidiary  of the Company in a transaction  that complies with Section 11(o) hereof),  or (iii) sell or transfer (or permit any Subsidiary to sell or transfer),  in one transaction,  or a series of related  transactions,  assets or earning power aggregating more than 50% of the  assets  or  earning  power of the  Company  and its  Subsidiaries  (taken as a whole) to any other
Person or Persons  (other than the  Company  and/or any of its  Subsidiaries  in one or more  transactions  each of which complies with Section 11(o) thereof),  if (x) at the time of or immediately after such consolidation,  merger or sale there are any rights,  warrants or other  instruments  or  securities  outstanding  or agreements in effect that would  substantially  diminish or otherwise  eliminate  the benefits  intended to be afforded by the Rights or
(y) before,  simultaneously with or immediately after such  consolidation,  merger or sale, the shareholders of the
Person who constitute,  or would constitute,  the "Principal Party" for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

(o)      The Company  covenants and agrees that, after the  Distribution  Date, it will not, except as permitted by
Section 23 or Section 27 hereof,  take (or permit any  Subsidiary to take) any action if at the time such action is taken it is  reasonably  foreseeable  that such action will  diminish  substantially  or  otherwise  eliminate  the benefits intended to be afforded by the Rights.

(p)      Anything in this Agreement to the contrary  notwithstanding,  if the Company shall at any time on or after the Rights Dividend  Declaration  Date and before the  Distribution  Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock,  (ii) subdivide the  outstanding  shares of Common Stock,
(iii)  combine  the  outstanding  shares of  Common  Stock  into a smaller  number  of  shares,  or (iv)  otherwise reclassify the  outstanding  Common Shares,  the number of Rights  associated  with each share of Common Stock then outstanding,  or issued or delivered hereafter but before the Distribution Date, shall be proportionately  adjusted so that the number of Rights  thereafter  associated with each share of Common Stock following any such event shall equal the  result  obtained  by  multiplying  the  number  of Rights  associated  with each  share of Common  Stock immediately  before such event by a fraction (the "Adjustment  Fraction") the numerator of which shall be the total number of shares of Common Stock  outstanding  immediately  before the occurrence of the event and the  denominator of which shall be the total number of shares of Common Stock  outstanding  immediately  following the occurrence of such event.  In lieu of such adjustment in the number of Rights  associated with one Common Share,  the Company may elect to adjust the number of one  one-hundredths  of a Preferred Share  purchasable upon the exercise of one Right and the Purchase  Price.  If the Company  makes such  election,  the number of Rights  associated  with ones Common
Share shall remain unchanged,  and the number of one  one-hundredths of a Preferred Share purchasable upon exercise of  one  Right  and  the  Purchase  Price  shall  be  proportionately  adjusted  so  that  (i)  the  number  of one one-hundredths  of a Preferred Share  purchasable  upon exercise of a Right  following such adjustment  shall equal the  product  of the number of one  one-hundredths  of a  Preferred  Share  purchasable  upon  exercise  of a Right immediately  prior to such adjustment  multiplied by the Adjustment  Fraction and (ii) the Purchase Price following such adjustment shall equal the product of the Purchase Price  immediately  prior to such adjustment  multiplied by the Adjustment Fraction.

Section 12. Certificate of Adjusted  Purchase  Price or Number of Shares.  Whenever an adjustment is
            ------------------------------------------------------------
made as  provided  in Section 11 and  Section 13 hereof,  the  Company  shall (a)  promptly  prepare a  certificate setting forth such  adjustment  and a brief  statement of the facts  accounting for such  adjustment,  (b) promptly file with the Rights Agent,  and with each transfer  agent for the Preferred  Stock and the Common Stock, a copy of such  certificate,  and (c) mail a brief summary thereof to each holder of a Rights  Certificate (or, if before the
Distribution  Date,  to each  holder of a  certificate  representing  shares of Common  Stock) in  accordance  with
Section 26  hereof.  The Rights  Agent  shall be fully  protected  in  relying on any such  certificate  and on any adjustment  therein  contained  and shall not be deemed to have  knowledge of such  adjustment  unless and until it shall have received such certificate.

Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.
            --------------------------------------------------------------------

(a)      If,  following the Stock  Acquisition  Date,  directly or  indirectly,  (x) the Company shall  consolidate with,  or merge with and into,  any other Person  (other than a Subsidiary  of the Company in a  transaction  which complies with Section 11(o) hereof),  and the Company shall not be the continuing or surviving  corporation of such consolidation  or merger,  (y) any Person (other than a Subsidiary of the Company in a transaction  which  complies with Section 11(o) hereof) shall  consolidate  with, or merge with or into,  the Company,  and the Company shall be
the  continuing  or  surviving   corporation  of  such  consolidation  or  merger  and,  in  connection  with  such consolidation or merger,  all or part of the outstanding  shares of Common Stock shall be changed into or exchanged for stock or other  securities of any other Person or cash or any other property,  or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise  transfer),  in one transaction or a series of related  transactions,  assets or earning power  aggregating more than 50% of the assets or earning power of the  Company  and its  Subsidiaries  (taken as a whole) to any Person or Persons  (other than the Company or any
Subsidiary of the Company in one or more  transactions  each of which  complies with Section 11(o)  hereof),  then, and in each such case proper  provision  shall be made so that:  (i) each holder of a Right,  except as provided in
Section 7(e) hereof,  shall  thereafter  have the right to receive,  upon the exercise  thereof at the then current
Purchase  Price in  accordance  with the terms of this  Agreement,  such number of validly  authorized  and issued, fully paid,  non-assessable  and freely  tradeable  shares of Common Stock of the Principal  Party (as such term is hereinafter defined), not subject to any liens,  encumbrances,  rights of first refusal or other adverse claims, as shall be equal to the result  obtained by (1)  multiplying  the then  current  Purchase  Price by the number of one one-hundredths  of a share of  Preferred  Stock  for  which a Right is  exercisable  immediately  before  the first occurrence  of Section 13 Event (or, if a Section  11(a)(ii)  Event has occurred  before the first  occurrence of a
Section 13 Event,  multiplying  the number of such one  one-hundredths  of a share of  Preferred  Stock for which a
Right was exercisable  immediately  before the first occurrence of a Section  11(a)(ii) Event by the Purchase Price
in effect  immediately  before such first  occurrence),  and dividing  that  product  (which,  following  the first occurrence  of a Section  13  Event,  shall be  referred  to as the  "Purchase  Price"  for each  Right and for all purposes of this  Agreement)  by (2) 50% of the  current  market  price  (determined  pursuant to Section  11(d)(i)
hereof)  per share of the Common  Stock of such  Principal  Party on the date of  consummation  of such  Section 13
Event;  (ii) such  Principal Party shall  thereafter be liable for, and shall assume,  by virtue of such Section 13
Event,  all the  obligations and duties of the Company  pursuant to this Agreement;  (iii) the term "Company" shall thereafter be deemed to refer to such  Principal  Party,  it being  specifically  intended  that the  provisions of
Section 11 hereof shall apply only to such Principal  Party  following the first  occurrence of a Section 13 Event;
(iv) such Principal  Party shall take such steps  (including,  but not limited to, the  reservation of a sufficient number of shares of its  Common  Stock) in  connection  with the  consummation  of any such  transaction  as may be necessary to assure that the provisions  hereof shall thereafter be applicable,  as nearly as reasonably may be, in relation  to its shares of Common  Stock  thereafter  deliverable  upon the  exercise  of the  Rights;  and (v) the provisions  of Section  11(a)(ii)  hereof shall be of no effect  following  the first  occurrence of any Section 13
Event.

(b)      "Principal Party" shall mean

                           (i)      in the case of any  transaction  described  in clause  (x) or
                  (y) of the first  sentence of Section  13(a),  the Person that is the issuer of any  securities  into which shares of Common Stock of the Company are converted in such  merger or  consolidation,  and if no  securities  are so  issued,  the
                  Person that is the other party to such merger or consolidation; and

                           (ii)     in the case of any  transaction  described in clause (z) of the first  sentence of Section 13(a),  the Person that is the party  receiving the greatest  portion of the assets or earning power transferred pursuant to such transaction or transactions;

provided,  however,  that in any such case,  (1) if the Common Stock of such Person is not at such time and has not
--------
been  continuously  over the preceding  twelve (12) month period  registered  under Section 12 of the Exchange Act, and such Person is a direct or indirect  Subsidiary of another  Person the Common Stock of which is and has been so registered,  "Principal  Party"  shall refer to such other  Person;  and (2) in case such  Person is a  Subsidiary, directly or  indirectly,  of more than one Person,  the Common  Stocks of two or more of which are and have been so registered,  "Principal  Party"  shall refer to  whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value.

(c)      The Company shall not consummate any such  consolidation,  merger,  sale or transfer  unless the Principal
Party  shall  have a  sufficient  number of  authorized  shares of its Common  Stock  that have not been  issued or reserved for issuance to permit the  exercise in full of the Rights in  accordance  with this Section 13 and unless prior  thereto  the Company and such  Principal  Party shall have  executed  and  delivered  to the Rights  Agent a supplemental  agreement  providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any  consolidation,  merger or sale of assets mentioned in paragraph (a) of this Section 13, the Principal Party will

                           (i)      prepare and file a  registration  statement  under the Act, with respect to the
                  Rights and securities  purchasable  upon exercise of the Rights on an appropriate  form, and will use its best  efforts to cause such  registration  statement  to (A) become  effective as soon as practicable  after such filing and (B) remain  effective  (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date; and

                           (ii)     will deliver to holders of the Rights historical  financial  statements for the
                  Principal  Party and each of its  Affiliates  that comply in all respects  with the  requirements for registration on Form 10 under the Exchange Act.

The provisions of this Section 13 shall similarly apply to successive  mergers or  consolidations or sales or other transfers.  If a Section 13 Event shall occur at any time after the occurrence of a Section  11(a)(ii)  Event,  the
Rights that have not theretofore  been exercised shall  thereafter  become  exercisable in the manner  described in
Section 13(a).

Section 14.  Fractional Rights and Fractional Shares.
             ---------------------------------------

(a)      The Company shall not be required to issue  fractions of Rights,  except before the  Distribution  Date as provided in Section 11(p) hereof, or to distribute Rights  Certificates  which evidence  fractional Rights. In lieu of such fractional  Rights,  there shall be paid to the registered  holders of the Rights  Certificates with regard to which such fractional  Rights would  otherwise be issuable,  an amount in cash equal to the same fraction of the current  market value of a whole Right.  For purposes of this Section  14(a),  the current  market value of a whole
Right  shall be the  closing  price of the Rights for the  Trading  Day  immediately  before the date on which such fractional  Rights would have been  otherwise  issuable.  The closing  price of the Rights for any day shall be the last sale price,  regular  way,  or, in case no such sale takes  place on such day,  the average of the closing bid and asked  prices,  regular way, in either case as reported in the  principal  consolidated  transaction  reporting system with respect to  securities  listed or admitted to trading on the New York Stock  Exchange or, if the Rights are not listed or admitted to trading on the New York Stock  Exchange,  as reported in the  principal  consolidated transaction  reporting system with respect to securities listed on the principal  national  securities  exchange on which the Rights are listed or admitted  to trading,  or if the Rights are not listed or admitted to trading on any national  securities  exchange,  the last  quoted  price or, if not so quoted,  the average of the high bid and low asked prices in the  over-the-counter  market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such  organization,  the average of the closing bid and asked  prices as furnished by a  professional  market maker making a market in the Rights  selected by the Board of Directors of the
Company.  If on any such date no such market  maker is making a market in the Rights,  the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

(b)      The Company shall not be required to issue  fractions of shares of Preferred  Stock (other than  fractions which are integral  multiples of one  one-hundredth  of a share of Preferred  Stock) upon exercise of the Rights or to distribute  certificates  that evidence  fractional  shares of Preferred  Stock (other than fractions  which are integral  multiples  of one  one-hundredth  of a  share  of  Preferred  Stock).  In lieu of  fractional  shares  of
Preferred Stock that are not integral  multiples of one  one-hundredth  of a share of Preferred  Stock, the Company may pay to the registered  holders of Rights  Certificates at the time such Rights are exercised as herein provided an amount in cash  equal to the same  fraction  of the  current  market  value of one  one-hundredth  of a share of
Preferred Stock.  For purposes of this Section 14(b),  the current market value of one  one-hundredth of a share of
Preferred  Stock shall be one  one-hundredth  of the closing  price of a share of  Preferred  Stock (as  determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately before the date of such exercise.

(c)      Following the occurrence of a Triggering  Event,  the Company shall not be required to issue  fractions of shares of Common Stock upon exercise of the Rights or to distribute  certificates which evidence  fractional shares of Common Stock.  In lieu of fractional  shares of Common Stock,  the Company may pay to the registered  holders of
Rights  Certificates  at the time such Rights are exercised as herein  provided an amount in cash equal to the same fraction of the current  market value of one (1) share of Common  Stock.  For purposes of this Section  14(c),  the current  market  value of one share of Common  Stock  shall be the closing  price of one share of Common  Stock (as determined pursuant to Section 11(d)(i) hereof) for the Trading Day immediately before the date of such exercise.

(d)      The  holder  of a Right by the  acceptance  of the  Rights  expressly  waives  his  right to  receive  any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

Section 15.   Rights of  Action.  All  rights  of action in  respect  of this  Agreement,  other  than
              -----------------
rights  of action  vested in the  Rights  Agent  pursuant  to  Section  18  hereof,  are  vested in the  respective registered  holders of the Rights  Certificates  (and, before the Distribution  Date, the registered holders of the
Common Stock);  and any registered  holder of any Rights  Certificate  (or,  before the  Distribution  Date, of the
Common  Stock),  without  the consent of the Rights  Agent or of the holder of any other  Rights  Certificate  (or, before the Distribution Date, of the Common Stock),  may, in his own behalf and for his own benefit,  enforce,  and may  institute  and maintain any suit,  action or  proceeding  against the Company to enforce,  or otherwise act in respect of, his right to exercise the Rights  evidenced by such Rights  Certificate in the manner  provided in such
Rights  Certificate  and in this  Agreement.  Without  limiting  the  foregoing  or any  remedies  available to the holders of Rights,  it is  specifically  acknowledged  that the holders of Rights would not have an adequate remedy at law for any  breach  of this  Agreement  and  shall be  entitled  to  specific  performance  of the  obligations hereunder and  injunctive  relief  against  actual or threatened  violations  of the  obligations  hereunder of any
Person subject to this Agreement.

Section 16.   Agreement of Rights  Holders.  Every holder of a Right by  accepting  the same  consents
              ----------------------------
and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)      before the  Distribution  Date, the Rights will be  transferable  only in connection  with the transfer of
Common Stock;

(b)      after the Distribution  Date, the Rights  Certificates are transferable  only on the registry books of the
Rights Agent if  surrendered at the principal  office or offices of the Rights Agent  designated for such purposes, duly endorsed or accompanied by a proper  instrument of transfer and with the  appropriate  forms and  certificates fully executed;

(c)      subject to Section 6(a) and Section  7(f) hereof,  the Company and the Rights Agent may deem and treat the person in whose  name a Rights  Certificate  (or,  before  the  Distribution  Date,  the  associated  Common  Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby  (notwithstanding  any notations of ownership or writing on the Rights  Certificates or the associated  Common Stock  certificate  made by anyone  other than the Company or the Rights  Agent) for all purposes  whatsoever,  and neither the Company nor the
Rights Agent,  subject to the last sentence of Section 7(e) hereof,  shall be required to be affected by any notice to the contrary; and

(d)      notwithstanding  anything in this  Agreement  to the  contrary,  neither the Company nor the Rights  Agent shall have any  liability to any holder of a Right or other  Person as a result of its  inability to perform any of its obligations  under this Agreement by reason of any preliminary or permanent  injunction or other order,  decree or ruling issued by a court of competent  jurisdiction or by a governmental,  regulatory or  administrative  agency or commission,  or any statute,  rule,  regulation or executive  order  promulgated or enacted by any  governmental authority,  prohibiting or otherwise  restraining  performance of such obligation;  provided,  however, the Company
                                                                                    --------
must use its best  efforts to have any such  order,  decree or ruling  lifted or  otherwise  overturned  as soon as possible.

Section 17.  Rights  Certificate  Holder Not Deemed a Stockholder.  No holder, as such, of any Rights
             ----------------------------------------------------
Certificate  shall be entitled to vote,  receive dividends or be deemed for any purpose the holder of the number of one  one-hundredths  of a share of Preferred Stock or any other  securities of the Company which may at any time be issuable  upon the  exercise of the Rights  represented  thereby,  nor shall  anything  contained  herein or in any
Rights  Certificate  be construed to confer upon the holder of any Rights  Certificate,  as such, any of the rights of a  stockholder  of the Company or any right to vote for the election of  directors or upon any matter  submitted to stockholders  at any meeting  thereof,  or to give or withhold  consent to any corporate  action,  or to receive notice of meetings  or other  actions  affecting  stockholders  (except as  provided  in Section 25 hereof),  or to receive  dividends  or  subscription  rights,  or  otherwise,  until the Right or Rights  evidenced  by such Rights
Certificate shall have been exercised in accordance with the provisions hereof.

Section 18.  Concerning the Rights Agent
             -------------------------------

(a)      The Company  agrees to pay to the Rights Agent  reasonable  compensation  for all services  rendered by it hereunder  and,  from time to time,  on demand of the Rights Agent,  its  reasonable  expenses and counsel fees and disbursements  and other  disbursements  incurred in the  administration  and  execution of this  Agreement and the exercise and  performance of its duties  hereunder.  The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss,  liability,  or expense,  incurred without negligence,  bad faith or willful misconduct  on the part of the Rights Agent,  for anything  done or omitted by the Rights Agent in connection  with the acceptance and  administration  of this  Agreement,  including the costs and expenses of defending  against any claim of liability in the premises.

(b)      The Rights Agent shall be protected  and shall incur no liability  for or in respect of any action  taken, suffered or omitted by it in  connection  with its  administration  of this  Agreement in reliance  upon any Rights
Certificate or  certificate  for Common Stock or for other  securities of the Company,  instrument of assignment or transfer, power of attorney,  endorsement,  affidavit, letter, notice, direction, consent, certificate,  statement, or other paper or document believed by it to be genuine and to be signed,  executed and, where necessary,  verified or acknowledged, by the proper Person or Persons.

Section 19.   Merger or Consolidation or Change of Name of Rights Agent.
              ---------------------------------------------------------

(a)      Any corporation  into which the Rights Agent or any successor  Rights Agent may be merged or with which it may be  consolidated,  or any corporation  resulting from any merger or  consolidation to which the Rights Agent or any successor  Rights Agent shall be a party, or any corporation  succeeding to the corporate trust business of the
Rights Agent or any  successor  Rights  Agent,  shall be the  successor  to the Rights  Agent under this  Agreement without  the  execution  or  filing  of any  paper or any  further  act on the part of any of the  parties  hereto;
provided,  however,  that such corporation  would be eligible for appointment as a successor Rights Agent under the provisions  of Section 21 hereof.  In case at the time such  successor  Rights  Agent  shall  succeed to the agency created by this Agreement,  any of the Rights  Certificates  shall have been  countersigned but not delivered,  any such successor Rights Agent may adopt the  countersignature  of a predecessor  Rights Agent and deliver such Rights
Certificates  so  countersigned;  and in case at that  time any of the  Rights  Certificates  shall  not have  been countersigned,  any  successor  Rights Agent may  countersign  such Rights  Certificates  either in the name of the predecessor  or in the name of the successor  Rights Agent;  and in all such cases such Rights  Certificates  shall have the full force provided in the Rights Certificates and in this Agreement.

(b)      In case at any time the name of the  Rights  Agent  shall be  changed  and at such time any of the  Rights
Certificates  shall have been  countersigned  but not  delivered,  the Rights Agent may adopt the  countersignature under its prior name and deliver Rights  Certificates so countersigned;  and in case at that time any of the Rights
Certificates shall not have been  countersigned,  the Rights Agent may countersign such Rights  Certificates either in its prior  name or in its  changed  name;  and in all such cases such  Rights  Certificates  shall have the full force provided in the Rights Certificates and in this Agreement.

Section 20.  Duties of  Rights  Agent.  The  Rights  Agent  undertakes  the  duties  and  obligations
             ------------------------
imposed by this Agreement upon the following terms and  conditions,  by all of which the Company and the holders of
Rights Certificates, by their acceptance thereof, shall be bound:

(a)      The Rights  Agent may consult  with legal  counsel  (who may be legal  counsel for the  Company),  and the opinion of such  counsel  shall be full and complete  authorization  and  protection  to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b)      Whenever in the  performance  of its duties under this  Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including,  without limitation,  the identity of any Acquiring Person and the determination  of "current  market  price") be proved or  established by the Company before taking or suffering any action  hereunder,  such  fact or  matter  (unless  other  evidence  in  respect  thereof  be  herein  specifically prescribed)  may be deemed to be  conclusively  proved and  established by a certificate  signed by the Chairman of the Board and  President,  any Vice  President,  the  Treasurer,  any  Assistant  Treasurer,  the  Secretary or any
Assistant  Secretary  of the  Company  and  delivered  to the  Rights  Agent;  and such  certificate  shall be full authorization  to the Rights  Agent for any action  taken or suffered in good faith by it under the  provisions  of this Agreement in reliance upon such certificate.

(c)      The Rights Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct.

(d)      The  Rights  Agent  shall not be liable  for or by reason  of any of the  statements  of fact or  recitals contained  in this  Agreement  or in the Rights  Certificates  or be required to verify the same  (except as to its countersignature  on such Rights  Certificates),  but all such  statements  and recitals are and shall be deemed to have been made by the Company only.

(e)      The Rights Agent shall not be under any  responsibility  in respect of the  validity of this  Agreement or the  execution  and delivery  hereof  (except the due  execution  hereof by the Rights  Agent) or in respect of the validity  or  execution  of  any  Rights  Certificate  (except  its  countersignature  thereof);  nor  shall  it be responsible  for any breach by the Company of any  covenant or  condition  contained  in this  Agreement  or in any
Rights  Certificate;  nor shall it be responsible for any adjustment required under the provisions of Section 11 or
Section 13 hereof or responsible  for the manner,  method or amount of any such  adjustment or the  ascertaining of the  existence  of facts that would  require any such  adjustment  (except  with  respect to the exercise of Rights evidenced by Rights  Certificates  after receipt of the  certificate  described in Section 12 hereof  setting forth any such  adjustment);  nor shall it by any act  hereunder be deemed to make any  representation  or warranty as to the  authorization  or reservation of any shares of Common Stock or Preferred  Stock to be issued  pursuant to this
Agreement or any Rights  Certificate or as to whether any shares of Common Stock or Preferred  Stock will,  when so issued, be validly authorized and issued, fully paid and nonassessable.

(f)      The Company  agrees  that it will  perform,  execute,  acknowledge  and deliver or cause to be  performed, executed,  acknowledged  and  delivered  all such  further  and  other  acts,  instruments  and  assurances  as may reasonably  be  required  by the  Rights  Agent for the  carrying  out or  performing  by the  Rights  Agent of the provisions of this Agreement.

(g)      The  Rights  Agent  is  hereby  authorized  and  directed  to  accept  instructions  with  respect  to the performance  of its  duties  hereunder  from the  Chairman  of the Board and  President,  any Vice  President,  the
Secretary or any Assistant  Secretary of the Company,  and to apply to such officers for advice or  instructions in connection  with its duties,  and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

(h)      The Rights Agent and any stockholder,  director,  officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other  securities of the Company or become  pecuniarily  interested in any transaction in which the Company may be  interested,  or contract  with or lend money to the Company or otherwise  act as fully and freely as though it were not Rights  Agent under this  Agreement.  Nothing  herein  shall  preclude  the Rights
Agent from acting in any other capacity for the Company or for any other legal entity.

(i)      The Rights Agent may execute and exercise any of the rights or powers  hereby  vested in it or perform any duty  hereunder  either  itself or by or through  its  attorneys  or  agents,  and the  Rights  Agent  shall not be answerable or accountable  for any act,  default,  neglect or misconduct of any such attorneys or agents or for any loss to the Company  resulting from any such act, default,  neglect or misconduct;  provided,  however,  reasonable
                                                                                    --------
care was exercised in the selection and continued employment thereof.

(j)      No  provision  of this  Agreement  shall  require  the  Rights  Agent to  expend  or risk its own funds or otherwise  incur any financial  liability in the  performance of any of its duties  hereunder or in the exercise of its  rights  if there  shall  be  reasonable  grounds  for  believing  that  repayment  of such  funds or  adequate indemnification against such risk or liability is not reasonably assured to it.

(k)      If, with respect to any Rights Certificate  surrendered to the Rights Agent for exercise or transfer,  the certificate  attached to the form of  assignment  or form of election to  purchase,  as the case may be, has either not been  completed or indicates an affirmative  response to clause 1 and/or 2 thereof,  the Rights Agent shall not take any further  action with respect to such  requested  exercise or transfer  without first  consulting  with the
Company.

Section 21.  Change of Rights Agent.  The Rights Agent or any  successor  Rights Agent may resign and
             ----------------------
be  discharged  from its duties  under this  Agreement  upon  thirty  (30)  days'  notice in writing  mailed to the
Company,  and to each transfer agent of the Common Stock and Preferred  Stock, by registered or certified mail, and to the holders,  if any, of the Rights  Certificates  by first-class  mail. The Company may remove the Rights Agent or any  successor  Rights  Agent upon ten (10) days'  notice in writing,  mailed to the Rights  Agent or  successor
Rights  Agent,  as the case may be,  and to each  transfer  agent of the  Common  Stock  and  Preferred  Stock,  by registered or certified  mail, and to the holders of the Rights  Certificates  by  first-class  mail. If the Rights
Agent shall  resign or be removed or shall  otherwise  become  incapable  of acting,  the Company  shall  appoint a successor  to the Rights  Agent.  If the Company  shall fail to make such  appointment  within a period of ten (10)
days after  giving  notice of such  removal,  or within a period of thirty (30) days after it has been  notified in writing of such  resignation  or incapacity by the  resigning or  incapacitated  Rights Agent or by the holder of a
Rights Certificate (who shall, with such notice,  submit his Rights Certificate for inspection by the Company),  as the case may be,  then any  registered  holder  of any  Rights  Certificate  may  apply to any  court of  competent jurisdiction  for the  appointment  of a new Rights Agent.  Any successor  Rights Agent,  whether  appointed by the
Company  or by such a court,  shall be a  corporation  organized  and doing  business  under the laws of the United
States or of any state of the United States,  which is in good standing,  is authorized under such laws to exercise transfer agent or corporate  trust powers,  is subject to supervision or examination by federal or state  authority and is  qualified to act as a Transfer  Agent under the rules of the New York Stock  Exchange.  After  appointment, the successor Rights Agent shall be vested with the same powers,  rights,  duties and responsibilities as if it had been originally  named as Rights Agent without further act or deed; but the predecessor  Rights Agent shall deliver and transfer to the successor  Rights Agent any property at the time held by it hereunder,  and execute and deliver any further  assurance,  conveyance,  act or deed  necessary for the purpose.  Not later than the effective date of any such appointment,  the Company shall file notice thereof in writing with the predecessor  Rights Agent and each transfer  agent of the  Common  Stock  and the  Preferred  Stock,  and  mail a notice  thereof  in  writing  to the registered  holders  of the  Rights  Certificates.  Failure to give any notice  provided  for in this  Section  21, however,  or any defect  therein,  shall not affect the legality or validity of the  resignation  or removal of the
Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22.  Issuance  of New Rights  Certificates.  Notwithstanding  any of the  provisions  of this
             -------------------------------------
Agreement  or of the Rights to the  contrary,  the  Company  may,  at its  option,  issue new  Rights  Certificates evidencing  Rights in such form as may be approved by its Board of  Directors to reflect any  adjustment  or change in the Purchase Price and the number or kind or class of shares or other securities or property  purchasable  under the Rights  Certificates  made in accordance  with the  provisions of this  Agreement.  In addition,  in connection with the issuance or sale of shares of Common Stock  following the  Distribution  Date and before the redemption or expiration  of the  Rights,  the  Company  (a)  shall,  with  respect  to shares of Common  Stock so issued or sold pursuant to the  exercise of stock  options or under any  employee  plan or  arrangement,  granted or awarded on or before the  Distribution  Date, or upon the exercise,  conversion or exchange of securities  hereinafter  issued by the Company,  and (b) may, in any other case, if deemed  necessary or  appropriate by the Board of Directors of the
Company,  issue Rights Certificates  representing the appropriate number of Rights in connection with such issuance or sale;  provided,  however that (i) no such Rights  Certificate  shall be issued if, and to the extent that,  the
          --------
Company shall be advised by counsel that such  issuance  would create a  significant  risk of material  adverse tax consequences  to the  Company  or the Person to whom such  Rights  Certificate  would be  issued,  and (ii) no such
Rights  Certificate  shall be issued if, and to the extent that,  appropriate  adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23.   Redemption and Termination.
              --------------------------
(a)      The Board of  Directors  of the  Company  may,  at its  option,  at any time before the Final
Expiration  Date,  redeem all but not less than all the then  outstanding  Rights at a redemption price of $.01 per
Right,  as such  amount may be  appropriately  adjusted  to reflect  any stock  split,  stock  dividend  or similar transaction  occurring  after  the  date  hereof  (such  redemption  price  being  hereinafter  referred  to as the
"Redemption  Price");  provided,  however,  if the Board of Directors of the Company  authorizes  redemption of the
                       --------
Rights on or after the time a Person becomes an Acquiring Person,  then there must be Continuing  Directors then in office and such  authorization  shall  require the  concurrence  of a majority of such  Continuing  Directors.  The
Company  may, at its option,  pay the  Redemption  Price in cash,  shares of Common  Stock  (based on the  "current market price," as defined in Section 11(d)(i)  hereof,  of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors.

(b)      Immediately  upon the action of the Board of  Directors  of the Company  ordering  the  redemption  of the
Rights,  evidence of which shall have been filed with the Rights Agent,  and without any further action and without any  notice,  the right to exercise  the Rights  will  terminate  and the only right  thereafter  of the holders of
Rights  shall be to receive the  Redemption  Price for each Right so held.  Promptly  after the action of the Board of  Directors  ordering the  redemption  of the Rights,  the Company  shall give notice of such  redemption  to the
Rights  Agent and the holders of the then  outstanding  Rights by mailing  such notice to all such  holders at each holder's last address as it appears upon the registry books of the Rights Agent or, before the  Distribution  Date, on the  registry  books of the  Transfer  Agent for the  Common  Stock.  Any  notice  mailed in the  manner  herein provided  shall be deemed  given,  whether or not the holder  receives the notice.  Each such notice of  redemption will state the method by which the payment of the Redemption Price will be made.

Section 24.  Exchange.
             --------

(a)     The Board of Directors  of the Company may, at its option,  at any time and from time to time after  the  first  occurrence  of a Section  11(a)(ii)  Event,  exchange  all or part of the then  outstanding  and exercisable  Rights  (which shall not include  Rights that have become void  pursuant to the  provisions of Section
7(e) hereof) for shares of Common Stock or common stock equivalents (as defined in Section 11(a)(iii)  hereof),  or any  combination  thereof,  at an  exchange  ratio of one share of Common  Stock,  or such  number of common  stock equivalents  or units  representing  fractions  thereof  as would be deemed to have the same  value as one share of
Common Stock, per Right,  appropriately  adjusted to reflect any stock split, stock dividend or similar transaction occurring  after the date hereof (such  exchange  ratio being  hereinafter  referred to as the  "Exchange  Ratio").
Notwithstanding  the foregoing,  the Board of Directors  shall not be empowered to effect such exchange at any time after an Acquiring  Person shall have become the  Beneficial  Owner of shares of Common  Stock  aggregating  50% or more of the shares of Common Stock then outstanding.

(b)      Immediately  upon the action of the Board of Directors of the Company  ordering the exchange of any Rights pursuant  to Section  24(a) and without any  further  action and  without  any notice,  the right to exercise  such
Rights shall  terminate  and the only right  thereafter  of a holder of such Rights shall be to receive that number of shares of Common Stock and/or  common stock  equivalents  equal to the number of such Rights held by such holder multiplied by the Exchange  Ratio.  The Company shall promptly give public notice of any such  exchange;  provided,
                                                                                                          --------
however,  that the failure to give,  or any defect in, such notice shall not affect the validity of such  exchange.
-------
The Company  promptly  shall mail a notice of any such  exchange to all of the holders of such Rights at their last addresses  as they appear upon the  registry  books of the Rights  Agent.  Any notice  mailed in the manner  herein provided shall be deemed given,  whether or not the holder  receives the notice.  Each such notice of exchange will state the method by which the  exchange of the shares of Common Stock and/or  common stock  equivalents  for Rights will be effected  and, in the event of any partial  exchange,  the number of Rights  which will be  exchanged.  Any partial  exchange shall be effected pro rata based on the number of Rights (other than Rights that have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

(c)      If the number of shares of Common Stock that are  authorized  by the Company's  Articles of  Incorporation but not  outstanding  or  reserved  for  issuance  for  purposes  other  than upon  exercise  of the Rights are not sufficient to permit an exchange of Rights as  contemplated  in  accordance  with this Section 24, the Company may, at its option,  take all such action as may be  necessary to seek to  authorize  additional  shares of Common Stock for issuance upon exchange of the Rights.

(d)      The  Company  shall  not be  required  to issue  fractions  of shares  of  Common  Stock or to  distribute certificates  that evidence  fractional  shares of Common Stock. In lieu of such fractional shares of Common Stock, the Company shall pay to the  registered  holders of Rights with regard to which such  fractional  shares of Common
Stock would  otherwise  be  issuable an amount in cash equal to the same  fraction of the value of a whole share of
Common  Stock.  For  purposes of this  Section 24, the value of a whole share of Common  Stock shall be the closing price (as determined  pursuant to the second sentence of Section  11(d)(i)  hereof) for the Trading Day immediately before the date of exchange  pursuant to this  Section 24, and the value of any common  stock  equivalent  shall be deemed to have the same value as the Common Stock on such date.

Section 25.  Notice of Certain Events.
             ------------------------

(a)      In case the Company shall propose,  at any time after the Distribution  Date,  (i) to pay any dividend  payable in stock of any class to the holders of Preferred Stock or to make any other  distribution to the holders of Preferred  Stock (other than a regular  quarterly cash dividend out of earnings or retained  earnings of the  Company),  or (ii) to offer to the  holders of  Preferred  Stock  rights or warrants  to  subscribe  for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other  securities,  rights or options,  or  (iii) to  effect any  reclassification  of its  Preferred  Stock  (other  than a  reclassification involving only the subdivision of outstanding  shares of Preferred  Stock),  or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction  which  complies with
Section 11(o)  hereof),  or to effect any sale or other transfer (or to permit one or more of its  Subsidiaries  to effect any sale or other  transfer),  in one transaction or a series of related  transactions,  of more than 50% of the assets or earning power of the Company and its  Subsidiaries  (taken as a whole) to any other Person or Persons
(other than the Company  and/or any of its  Subsidiaries  in one or more  transactions  each of which complies with
Section 11(o) hereof),  or (v) to effect the liquidation,  dissolution or winding up of the Company,  then, in each such  case,  the  Company  shall  give to each  holder  of a Rights  Certificate,  to the  extent  feasible  and in accordance with Section 26 hereof,  a notice of such proposed  action,  which shall specify the record date for the purposes of such stock dividend,  distribution of rights or warrants,  or the date on which such  reclassification, consolidation,  merger, sale, transfer,  liquidation,  dissolution,  or winding up is to take place and the date of participation  therein by the holders of the shares of Preferred  Stock, if any such date is to be fixed,  and such notice  shall be so given in the case of any action  covered by clause (i) or (ii) above at least  twenty (20) days before the record date for determining  holders of the shares of Preferred  Stock for purposes of such action,  and in the case of any such other  action,  at least  twenty (20) days  before the date of the taking of such  proposed action or the date of  participation  therein by the holders of the shares of Preferred  Stock,  whichever shall be the earlier.

(b)      In case any Section  11(a)(ii)  Event shall occur,  then, in any such case,  (i) the Company shall as soon as practicable  thereafter  give to each holder of a Rights  Certificate,  to the extent feasible and in accordance with  Section  26  hereof,  a notice  of the  occurrence  of such  event,  which  shall  specify  the event and the consequences  of the event to holders of Rights under  Section  11(a)(ii)  hereof,  and (ii) all  references in the preceding  paragraph  to  Preferred  Stock  shall be  deemed  thereafter  to  refer  to  Common  Stock  and/or,  if appropriate, other securities.

Section 26.  Notices.  Notices or demands  authorized  by this  Agreement  to be given or made by the
             -----------
Rights Agent or by the holders of any Rights  Certificate to or on the Company shall be sufficiently  given or made if sent by  first-class  mail,  postage  prepaid,  addressed  (until  another  address is filed in writing with the
Rights Agent) as follows:

                           First Federal Financial Corporation of Kentucky
                           2323 Ring Road
                           Elizabethtown, Kentucky   42702-5006
                           Attn:  B. Keith Johnson, President and Chief Executive Officer

Subject to the  provisions of Section 21, any notice or demand  authorized by this Agreement to be given or made by the Company or by the holder of any Rights  Certificate  to or on the Rights Agent shall be  sufficiently  given or made if sent by first-class  mail,  postage prepaid,  addressed (until another address is filed in writing with the
Company) as follows:

                           Illinois Stock Transfer Company
                           209 West Jackson Boulevard, Suite 903
                           Chicago, Illinois   60606
                           Attn: Robert G. Pearson, President

Notices or demands  authorized  by this  Agreement  to be given or made by the  Company or the Rights  Agent to the holder of any Rights Certificate (or, if before the Distribution  Date, to the holder of certificates  representing shares  of  Common  Stock)  shall be  sufficiently  given or made if sent by  first-class  mail,  postage  prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27.  Supplements  and  Amendments.  Before  the Stock  Acquisition  Date and  subject  to the
             ----------------------------
penultimate  sentence  of this  Section  27, the Company  and the Rights  Agent  shall,  if the Company so directs, supplement  or amend  any  provision  of this  Agreement  without  the  approval  of any  holders  of  certificates representing  shares of Common  Stock.  From and after the Stock  Acquisition  Date and subject to the  penultimate sentence of this  Section 27, the Company and the Rights  Agent  shall,  if the Company so directs,  supplement  or amend  this  Agreement  without  the  approval  of any  holders  of  Rights  Certificates  in order (i) to cure any ambiguity,  (ii) to correct or supplement  any  provision  contained  herein that may be defective or  inconsistent with any other  provision  herein,  (iii) to shorten or lengthen any time period  hereunder  (which  lengthening or shortening,  following  the first  occurrence  of an event set forth in clauses (i) or (ii) of the first proviso to
Section 23(a) hereof,  shall be effective only if there are Continuing  Directors and shall require the concurrence of a majority of such  Continuing  Directors),  or (iv) to  change or supplement  the  provisions  hereunder in any manner which the Company may deem  necessary or desirable  and which shall not  adversely  affect the  interests of the holders of Rights  Certificates  (other than an  Acquiring  Person or an  Affiliate  or  Associate  of any such
Person);  provided,  that,  from and after the Stock  Acquisition  Date,  this Agreement may not be supplemented or
          --------   ----
amended to lengthen,  pursuant to clause (iii) of this sentence,  (A) a time period relating to when the Rights may be  redeemed  at such  time as the  Rights  are not then  redeemable,  or (B) any other  time  period  unless  such lengthening  is for the purpose of  protecting,  enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights.  Upon the delivery of a  certificate  from an  appropriate  officer of the Company  which states that the proposed  supplement  or amendment  is in  compliance  with the terms of this Section 27, the Rights Agent shall  execute  such  supplement  or  amendment.  Notwithstanding  anything  contained  in  this  Agreement  to the contrary,  from and after the Stock  Acquisition  Date, no supplement or amendment  shall be made which changes the
Redemption  Price, the Final Expiration Date, the Purchase Price or the number of one  one-hundredths of a share of
Preferred  Stock for which a Right is  exercisable.  Before  the  Stock  Acquisition  Date,  the  interests  of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

Section 28.  Successors.  All the  covenants and  provisions of this  Agreement by or for the benefit
             --------------
of the Company or the Rights Agent shall bind and inure to the benefit of their  respective  successors and assigns hereunder.

Section 29.  Determinations  and Actions by the Board of  Directors,  etc.  For all  purposes of this
             ------------------------------------------------------------
Agreement,  any calculation of the number of shares of Common Stock  outstanding at any particular time,  including for purposes of  determining  the  particular  percentage of such  outstanding  shares of Common Stock of which any
Person is the Beneficial  Owner,  shall be made in accordance with the last sentence of Rule  13d-3(d)(1)(i) of the
General  Rules and  Regulations  under the Exchange Act as in effect of the date hereof.  The Board of Directors of the Company (with,  where  specifically  provided for herein,  the concurrence of the Continuing  Directors)  shall have the  exclusive  power and  authority  to  administer  this  Agreement  and to  exercise  all rights and powers specifically  granted  to the  Board  (with,  where  specifically  provided  for  herein,  the  concurrence  of the
Continuing  Directors)  or to the  Company,  or as may be necessary  or  advisable  in the  administration  of this
Agreement,  including,  without limitation,  the right and power to (i) interpret the provisions of this Agreement, and  (ii)  make  all  determinations  deemed  necessary  or  advisable  for the  administration  of this  Agreement
(including,  but not limited  to, a  determination  to redeem or not redeem the Rights or to amend the  Agreement).
All such actions,  calculations,  interpretations and determinations  (including, for purposes of clause (y) below, all  omissions  with  respect  to the  foregoing)  which are done or made by the Board  (with,  where  specifically provided for herein,  the concurrence of the Continuing  Directors) in good faith,  shall (x) be final,  conclusive and  binding on the  Company,  the Rights  Agent,  the  holders  of the Rights and all other  parties,  and (y) not subject the Board (or the Continuing Directors) to any liability to the holders of the Rights.

Section 30.  Benefits of this  Agreement.  Nothing in this  Agreement  shall be  construed to give to
             -------------------------------
any Person other than the Company,  the Rights Agent and the registered  holders of the Rights  Certificates  (and, before the  Distribution  Date,  registered  holders of the Common Stock) any legal or equitable  right,  remedy or claim under this  Agreement;  but this Agreement  shall be for the sole and exclusive  benefit of the Company,  the
Rights Agent and the registered holders of the Rights  Certificates (and, before the Distribution Date,  registered holders of the Common Stock).

Section 31.  Severability.  If any term,  provision,  covenant or  restriction  of this  Agreement is
             ------------
held by a court of competent  jurisdiction or other authority to be invalid,  void or unenforceable,  the remainder of the terms,  provisions,  covenants and  restrictions of this Agreement shall remain in full force and effect and shall in no way be affected,  impaired or invalidated;  provided,  however,  that notwithstanding  anything in this
                                                        --------
Agreement  to the  contrary,  if any  such  term,  provision,  covenant  or  restriction  is held by such  court or authority to be invalid,  void or  unenforceable  and the Board of Directors of the Company  determines in its good faith  judgment  that severing the invalid  language  from this  Agreement  would  adversely  affect the purpose or effect of this  Agreement,  the right of redemption  set forth in Section 23 hereof shall be  reinstated  and shall not expire until the close of business on the tenth day  following the date of such  determination  by the Board of
Directors.  Without limiting the foregoing,  if any provisions  requiring that a determination be made by less than the  entire  Board  is held by a court  of  competent  jurisdiction  or  other  authority  to be  invalid,  void or unenforceable, such determination shall then be made by the entire Board.

Section 32.  Governing  Law.  This  Agreement,   each  Right  and  each  Rights   Certificate  issued
             --------------
hereunder  shall be  deemed to be a  contract  made  under the laws of the  Commonwealth  of  Kentucky  and for all purposes  shall be governed by and  construed in  accordance  with the laws of such State  applicable  to contracts made and to be performed entirely within such State.

Section 33.  Counterparts.  This  Agreement  may be executed in any number of  counterparts  and each
             ----------------
of such counterparts  shall for all purposes be deemed to be an original,  and all such counterparts shall together constitute but one and the same instrument.

Section 34.  Descriptive  Headings.  Descriptive  headings of the several  Sections of this Agreement
             ---------------------
are  inserted  for  convenience  only and shall not  control or affect the  meaning or  construction  of any of the provisions hereof.

         IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this  Agreement  to be duly  executed  and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

Attest:                                                       FIRST FEDERAL FINANCIAL
                                                              CORPORATION OF KENTUCKY

By /s/ Rebecca Bowling                                        By /s/ B. Keith Johnson
   -------------------                                           ---------------------
   Rebecca Bowling                                               B. Keith Johnson
   Corporate Secretary                                           President

Attest:                                                       ILLINOIS STOCK TRANSFER
                                                              COMPANY

By /s/ Janel Pavey                                            By /s/ Robert G. Pearson
------------------                                            ------------------------
Janel Pavey                                                   Robert G. Pearson
Secretary                                        President

                                                     Exhibit A
                                                        ---------

                                           FORM OF ARTICLES OF AMENDMENT
                                                      TO THE
                                             ARTICLES OF INCORPORATION
                                                        OF
                                              FIRST FEDERAL FINANCIAL
                                              CORPORATION OF KENTUCKY

         Pursuant to KRS  271B.6-010(3)  and KRS  271B.6-020(4),  these  Articles of  Amendment  to the Articles of
Incorporation of First Federal  Financial  Corporation of Kentucky (the  "Corporation")  are being delivered to the
Kentucky Secretary of State for filing.  The information required by KRS 271B.6-020(4) is as follows:

         FIRST:  The name of the Corporation is First Federal Financial Corporation of Kentucky.

         SECOND:  These  Articles  of  Amendment  amend  current  ARTICLE  VII of  the  Corporation's  Articles  of
Incorporation  by establishing a new Junior  Participating  Preferred  Stock. As amended,  a new subsection C shall be added to ARTICLE VII, which subsection C shall read in its entirety as follows:

                  C.       Junior Participating Preferred Stock.
                           ------------------------------------

                           1.       Designation.  The  designation  of the series of the  Preferred  Stock
                                    -----------
         created  by the  Board of  Directors  shall  be  "2003A  Junior  Participating  Preferred  Stock"
         (hereinafter  called  this  "Series")  and the  number  of  shares  constituting  this  Series is one-hundred thousand (100,000).

                           2.        Dividends.
                                     ---------

                                    (A)     Subject  to the prior and  superior  rights of the  holders of any shares of any series of  Preferred  Stock  ranking  prior and  superior to the shares of this
         Series with  respect to  dividends,  the  holders of shares of this  Series  shall be entitled to receive,  when and as declared by the Board of Directors out of funds  legally  available for the purpose,  quarterly  dividends payable in cash on March 31, June 30, September 30 and December 31 of each year (each such date being referred to herein as a "Quarterly  Dividend  Payment  Date"), commencing on the first  Quarterly  Dividend  Payment Date after the first issuance of a share or fraction of a share of this Series,  in an amount per share  (rounded to the nearest  cent) equal to the  greater of (A) $1.00 or (B)  subject to the  provision  for  adjustment  hereinafter  set forth,  100  times  the  aggregate  per share  amount  of all cash  dividends,  and 100 times the aggregate  per share amount  (payable in kind) of all non-cash  dividends or other  distributions other  than a dividend  payable in shares of Common  Stock or a  subdivision  of the  outstanding shares of Common Stock (by  reclassification  or otherwise),  declared on the Common Stock of the
         Corporation  since the immediately  preceding  Quarterly  Dividend Payment Date, or, with respect to the first Quarterly  Dividend  Payment Date, since the first issuance of any share or fraction of a share of this  Series.  If the  Corporation  shall at any time on or after  April  15,  2003
         (the "Rights  Declaration  Date") (i) declare any  dividend on Common Stock  payable in shares of
         Common Stock,  (ii)  subdivide the  outstanding  Common Stock,  or (iii) combine the  outstanding
         Common Stock into a smaller number of shares,  then in each such case the amount to which holders of shares of this  Series were  entitled  immediately  before such event under  clause (B) of the preceding  sentence shall be adjusted by  multiplying  such amount by a fraction the numerator of which is the number of shares of Common Stock  outstanding  immediately  after such event and the denominator  of which is the number of shares of Common Stock that were  outstanding  immediately before such event (the "Adjustment Ratio").

                                    (B)     The  Corporation  shall declare a dividend or  distribution on this  Series as  provided  in clause (A) of the  preceding  paragraph  (1)  immediately  after it declares  a dividend  or  distribution  on the Common  Stock  (other  than a dividend  payable in shares of Common  Stock);  provided  that,  in the event no dividend or  distribution  shall have been declared on the Common Stock during the period between any Quarterly  Dividend  Payment Date and the next subsequent  Quarterly  Dividend  Payment Date, a dividend of $1.00 per share on this
         Series shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

                                    (C)     Dividends   shall  begin  to  accrue  and  be   cumulative  on
         outstanding  shares of this Series from the Quarterly  Dividend  Payment Date next  preceding the date of issue of such  shares of this  Series  unless the date of issue of such  shares is before the record date for the first  Quarterly  Dividend  Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such  shares,  or unless the date of issue is a Quarterly  Dividend  Payment  Date or is a date after the record date for the  determination of holders of shares of this  Series  entitled to receive a  quarterly  dividend  and before such
         Quarterly  Dividend  Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly  Dividend Payment Date.  Accrued but unpaid dividends shall not bear  interest.  Dividends  paid on the  shares of this  Series  in an  amount  less than the total  amount  of such  dividends  at the  time  accrued  and  payable  on such  shares  shall be allocated  pro rata on a  share-by-share  basis  among all such  shares at the time  outstanding.
         The Board of Directors may fix a record date for the  determination  of holders of shares of this
         Series entitled to receive payment of a dividend or distribution  declared thereon,  which record date shall be no more than 30 days before the date fixed for the payment thereof.

                                    (D)     No full  dividends  shall be declared or paid or set apart for payment on the  Preferred  Stock of any series  ranking,  as to  dividends,  on a parity  with or
         junior  to  this  Series  for  any  period  unless  full   cumulative   dividends  have  been  or
         contemporaneously  are declared and a sum sufficient  for the payment  thereof set apart for such payment on this Series for all dividend  payment  periods  terminating on or prior to the date of payment of such full  cumulative  dividends.  When  dividends are not paid in full, as aforesaid, upon the  shares  of this  Series  and any  other  Preferred  Stock  ranking  on a  parity  as to dividends  with this  Series,  all  dividends  declared  upon shares of this Series and any other
         Preferred  Stock ranking on a parity as to dividends  with this Series shall be declared pro rata so that the amount of  dividends  declared  per share on this  Series  and such  other  Preferred
         Stock shall in all cases bear to each other the same ratio that  accrued  dividends  per share on the shares of this Series and such other  Preferred  Stock bear to each other.  Holders of shares of this Series  shall not be  entitled to any  dividends,  whether  payable in cash,  property or stock, in excess of full cumulative  dividends,  as herein provided, on this Series. No interest, or sum of money in lieu of  interest,  shall be payable in  respect  of any  dividend  payment or payments on this Series that may be in arrears.

                                    (E)     So long as any  shares  of this  Series  are  outstanding,  no dividend  (other than a dividend in Common  Stock or in any other  stock  ranking  junior to this
         Series as to dividends  and upon  liquidation  and other than as provided in  subsection  C.2.(D)
         shall be declared or paid or set aside for  payment or other  distribution  declared or made upon the Common  Stock or upon any other  stock  ranking  junior to or on a parity with this Series as to  dividends  or upon  liquidation,  nor  shall  any  Common  Stock  or any  other  stock of the
         Corporation  ranking  junior  to or  on a  parity  with  this  Series  as to  dividends  or  upon liquidation be redeemed,  purchased or otherwise  acquired for any  consideration  (or any moneys be paid to or made  available  for a sinking  fund for the  redemption  of any shares of any such stock) by the  Corporation  (except by conversion  into or exchange for stock of the  Corporation ranking  junior to this Series as to dividends and upon  liquidation)  unless,  in each case, the full cumulative  dividends on all outstanding  shares of this Series shall have been paid for all past dividend payment periods.

                           3.        Conversion  or  Exchange.  The holders of shares of this Series shall
                                     ------------------------
         not have any rights to convert  such shares into or exchange  such shares for shares of any other class or  classes  or of any  other  series  of any  class or  classes  of  capital  stock of the
         Corporation.

                           4.       Voting  Rights.  The  holders  of  shares  of a  Series  2003A  Junior
                                    --------------
         Participating Preferred Stock shall have the following voting rights:

                                    (A)     Each  share of Series  2003A  Junior  Participating  Preferred
         Stock  shall  entitle  the holder  thereof to a number of votes  equal to 100  multiplied  by the
         Adjustment Ratio on all matters submitted to a vote of the stockholders of the Corporation.

                                    (B)     Except as  required  by law or the  Corporation's  Articles of
         Incorporation,  holders  of Series  2003A  Junior  Participating  Preferred  Stock  shall have no special  voting  rights and their  consent  shall not be required  (except to the extent they are titled to vote with  holders  of Common  Stock as set forth  herein)  for  taking  any  corporate action.

                           5.  Liquidation Rights.
                               ------------------

                                    (A)     Upon the  dissolution,  liquidation  (voluntary or otherwise), or winding up of the  Corporation,  the holders of the shares of this Series shall be entitled to receive out of the assets of the  Corporation,  before any payment of distribution  shall be made on the Common Stock,  or on any other class of stock ranking  junior to the Preferred  Stock upon liquidation,  the amount of $9,000.00 per share,  plus a sum equal to all  dividends  (whether or not  earned  or  declared)  on such  shares  accrued  and  unpaid  thereon  to the  date of final distribution  (the  "Liquidation  Preference").  Following  the payment of the full amount of the
         Liquidation  Preference,  no additional  distributions  shall be made to the holders of shares of this Series unless,  prior thereto,  the holders of shares of Common Stock shall have received an amount per share (the "Common  Adjustment")  equal to the quotient  obtained by dividing  (i) the
         Liquidation  Preference  by  (ii) 100  (as  appropriately  adjusted  as set  forth in  subsection
         C.5.(B)  below to reflect such events as stock  splits,  stock  dividends  and  recapitalizations with  respect to the  Common  Stock)  (such  number in clause  (ii),  the  "Adjustment  Number").
         Following  the  payment  of the  full  amount  of  the  Liquidation  Preference  and  the  Common
         Adjustment  in respect of all  outstanding  shares of Junior  Participating  Preferred  Stock and
         Common  Stock,  respectively,  holders of this Series and holders of Common  Stock shall  receive their ratable and  proportionate  share of the remaining assets to be distributed in the ratio of the  Adjustment  Number to 1 with  respect to such  Preferred  Stock and Common  Stock,  on a per share basis, respectively.

                                    (B)     If the  Corporation  shall at any time on or after the  Rights
         Declaration  Date  (i) declare  any dividend on Common Stock  payable in shares of Common  Stock,
         (ii) subdivide  the outstanding  Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares,  then in each such case the Adjustment  Number in effect  immediately before such event  shall be adjusted by  multiplying  such  Adjustment  Number by a fraction  the numerator of which is the number of shares of Common  Stock  outstanding  immediately  after such event  and the  denominator  of  which  is the  number  of  shares  of  Common  Stock  that  were outstanding immediately before such event.

                                    (C)     The sale,  conveyance,  exchange or transfer (for cash, shares of stock,  securities  or other  consideration)  of all or  substantially  all the  property  and assets of the Corporation shall be deemed a voluntary  dissolution,  liquidation or winding up of the  Corporation  for the purposes of this subsection  C.5., but the merger or  consolidation  of the  Corporation  into or with another  corporation or the merger or  consolidation  of any other corporation  into or with the Corporation,  shall not be deemed to be a dissolution,  liquidation or winding up, voluntarily or involuntarily, for the purposes of this subsection C.5.

                                    (D)     After  the  payment  to the  holders  of the  shares  of  this
         Series of the full  preferential  amounts  provided for in this  subsection  C.5., the holders of this  Series  as such  shall  have no  right  or  claim  to any of the  remaining  assets  of the
         Corporation.

                                    (E)     If the assets of the  Corporation  available for  distribution to the holders of shares of this Series upon any  dissolution,  liquidation  or winding up of the
         Corporation,  whether voluntary or involuntary,  shall be insufficient to pay in full all amounts to which such holders are entitled  pursuant to subsection C.5. (A), no such  distribution  shall be made on account of any shares of any other  class or series of  Preferred  Stock  ranking on a parity  with the shares of this Series upon such  dissolution,  liquidation  or winding up unless proportionate  distributive  amounts  shall be paid on  account  of the  shares  of this  Series, ratably,  in  proportion to the full  distributable  amounts for which holders of all such parity shares  are  respectively  entitled  upon  such  dissolution,  liquidation  or  winding  up.  If, however,  there are not  sufficient  assets  available  to permit  payment  in full of the Common
         Adjustment,  then such  remaining  assets shall be  distributed  ratably to the holders of Common
         Stock.

                           6.       Priority.  For purposes of this resolution,  any stock of any class or
                                    --------
         classes of the Corporation shall be deemed to rank:

                                    (A)     prior to the  shares of this  Series,  either as to  dividends or upon  liquidation,  if the  holders of such class or classes  shall be entitled to the receipt of dividends  or of amounts  distributable  upon  dissolution,  liquidation  or winding up of the
         Corporation,  as the case may be, in  preference  or  priority  to the  holders of shares of this
         Series;

                                    (B)     on  a  parity  with  shares  of  this  Series,  either  as  to dividends or upon  liquidation,  whether or not the dividend  rates,  dividend  payment  dates or redemption  or  liquidation  prices per share or sinking  fund  provisions,  if any, be different from those of this  Series,  if the  holders of such stock  shall be  entitled  to the receipt of dividends  or of  amounts  distributable  upon  dissolution,  liquidation  or  winding  up of the
         Corporation,  as  the  case  may  be,  in  proportion  to  their  respective  dividend  rates  or liquidation  prices,  without preference or priority,  one over the other, as between the holders of such stock and the holders of shares of this Series; and

                                    (C)     junior to shares of this  Series,  either as to  dividends  or upon  liquidation,  if the  holders  of shares of this  Series  shall be  entitled  to receipt of dividends  or of  amounts  distributable  upon  dissolution,  liquidation  or  winding  up of the
         Corporation,  as the case may be, in  preference  or  priority  to the  holders of shares of such class or classes."

         THIRD:  These  Articles of Amendment  were duly adopted by the  Corporation's  Board of Directors on April
15, 2003.  Shareholder approval was not required.

                                                     /s/ B. Keith Johnson
                                                     --------------------
                                                     B. Keith Johnson
                                                     President and Chief Executive Officer

                                               Date: April 15, 2003

                                                     Exhibit B
                                                     ---------

                                            [Form of Rights Certificate]

Certificate No. R-                                                                                    ______ Rights

NOT  EXERCISABLE  AFTER MAY 9, 2013, OR EARLIER IF REDEEMED OR EXCHANGED BY THE COMPANY.  THE RIGHTS ARE SUBJECT TO
REDEMPTION,  AT THE OPTION OF THE  COMPANY,  AT $.01 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS
AGREEMENT.  UNDER  CERTAIN  CIRCUMSTANCES,  RIGHTS  BENEFICIALLY  OWNED BY AN  ACQUIRING  PERSON (AS SUCH TERMS ARE
DEFINED IN THE RIGHTS  AGREEMENT)  AND ANY SUBSEQUENT  HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.  [THE RIGHTS
REPRESENTED BY THIS RIGHTS  CERTIFICATE ARE OR WERE  BENEFICIALLY  OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING
PERSON OR AN AFFILIATE OR  ASSOCIATE  OF AN ACQUIRING  PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS  AGREEMENT).
ACCORDINGLY,  THIS  RIGHTS  CERTIFICATE  AND  THE  RIGHTS  REPRESENTED  HEREBY  MAY  BECOME  NULL  AND  VOID IN THE
CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]*

                                                Rights Certificate

                                  FIRST FEDERAL FINANCIAL CORPORATION OF KENTUCKY

         This certifies  that  ________________________,  or registered  assigns,  is the  registered  owner of the number of Rights set forth above,  each of which entitles the owner thereof,  subject to the terms,  provisions and conditions  of the Rights  Agreement,  dated as of April 15, 2003 (the "Rights  Agreement"),  between First Federal
Financial  Corporation of Kentucky,  a Kentucky  corporation (the  "Company"),  and Illinois Stock Transfer Company
(the "Rights Agent"),  to purchase from the Company at any time before 5:00 P.M.  (Eastern standard time) on May 9,
2013,  at the office or offices of the Rights  Agent  designated  for such  purpose,  or its  successors  as Rights
Agent,  one  one-hundredth  of a fully paid,  non-assessable  share of Junior  Participating  Preferred  Stock (the
"Preferred  Stock") of the  Company,  at a purchase  price of  $__________  per one  one-hundredth  of a share (the
"Purchase  Price"),  upon  presentation  and  surrender  of this  Rights  Certificate  with the Form of Election to
Purchase and related  Certificate  duly executed.  The number of Rights  evidenced by this Rights  Certificate (and the number of shares that may be purchased  upon  exercise  thereof) set forth  above,  and the Purchase  Price per share set forth  above,  are the  number and  Purchase  Price as of May 9, 2003,  based on the  Preferred  Stock as constituted  at such date. The Company  reserves the right to require  before the occurrence of a Triggering  Event
(as such term is defined in the Rights  Agreement)  that a number of Rights be  exercised so that only whole shares of Preferred Stock will be issued.

-------------------
*  The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

         Upon the occurrence of a  Section 11(a)(ii)  Event (as such term is defined in the Rights  Agreement),  if the Rights evidenced by this Rights  Certificate are beneficially  owned by (i) an Acquiring Person or an Affiliate or  Associate  of any such Person (as such terms are defined in the Rights  Agreement),  (ii) a  transferee  of any such  Acquiring  Person,  Associate or Affiliate,  or  (iii) under  certain  circumstances  specified in the Rights
Agreement,  a  transferee  of a person who,  after such  transfer,  became an  Acquiring  Person or an Affiliate or
Associate  of any such Person,  such Rights  shall  become null and void and no holder  hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

         As provided in the Rights  Agreement,  the  Purchase  Price and the number and kind of shares of Preferred
Stock or  other  securities  that may be  purchased  upon the  exercise  of the  Rights  evidenced  by this  Rights
Certificate are subject to modification and adjustment upon the happening of certain events,  including  Triggering
Events (as such term is defined in the Rights Agreement).

         This  Rights  Certificate  is  subject  to all of the  terms,  provisions  and  conditions  of the  Rights
Agreement,  which terms,  provisions  and conditions  are hereby  incorporated  herein by reference and made a part hereof and to which Rights  Agreement  reference is hereby made for a full  description of the rights,  limitations of rights,  obligations,  duties and immunities  hereunder of the Rights Agent,  the Company and the holders of the
Rights  Certificates,  which limitations of rights include the temporary  suspension of the  exercisability of such
Rights under the specific  circumstances  set forth in the Rights  Agreement.  Copies of the Rights  Agreements are
on file at the  above-mentioned  office of the Rights  Agent and are also  available  upon  written  request to the
Rights Agent.

         This Rights  Certificate,  with or without  other Rights  Certificates,  upon  surrender at the  principal office  or  offices  of the  Rights  Agent  designated  for such  purpose,  may be  exchanged  for  another  Rights
Certificate  or Rights  Certificate  of like tenor and date  evidencing  Rights  entitling the holder to purchase a like aggregate  number of one  one-hundredths  of a share of Preferred Stock as the Rights  evidenced by the Rights
Certificate  or Rights  Certificates  surrendered  shall have  entitled  such  holder to  purchase.  If this Rights
Certificate  shall be exercised in part,  the holder shall be entitled to receive  upon  surrender  hereof  another
Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

         Subject to the provisions of the Rights  Agreement,  the Rights evidenced by this  Certificate  (i) may be redeemed  by the  Company at its option at a  redemption  price of $.01 per Right at any time;  provided,  however, that any such  redemption  after a person has become an Acquiring  Person may be authorized only if the Company has
Continuing  Directors  (as such term is defined  in the Rights  Agreement)  then in office  and the  redemption  is authorized with the concurrence of a majority of such  Continuing  Directors;  or (ii) may be exchanged in whole or in part for shares of the Company's  Common Stock and/or other equity  securities of the Company deemed to have the same value as shares of Common  Stock.  After the  expiration of the  redemption  period,  the  Company's  right of redemption  may be  reinstated  if an  Acquiring  Person  reduces his  beneficial  ownership  to 10% or less of the outstanding  shares of Common Stock in a transaction  or series of  transactions  not involving the Company.  Under certain  circumstances set forth in the Rights  Agreement,  the decision to redeem shall require the concurrence of a majority of the Continuing Directors.

         No  fractional  shares  of  Preferred  Stock  will be  issued  upon the  exercise  of any  Right or Rights evidenced  hereby (other than fractions that are integral  multiples of one  one-hundredth  of a share of Preferred
Stock,  which may, at the election of the Company,  be evidenced  by  depositary  receipts),  but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

         No holder of this Rights  Certificate  shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred  Stock or of any other  securities of the Company that may at any time be issuable on the exercise  hereof,  nor shall anything  contained in the Rights  Agreement or herein by construed to confer upon the holder  hereof,  as such,  any of the rights of a  stockholder  of the Company or any right to vote for the election of directors or upon any matter  submitted to stockholders at any meeting  thereof,  or to give or withhold  consent  to any  corporate  action,  or,  to  receive  notice  of  meetings  or other  actions  affecting stockholders  (except as provided in the Rights  Agreement),  or to receive  dividends or subscription  rights,  or otherwise,  until the Right or Rights  evidenced by this Rights  Certificate  shall have been exercised as provided in the Rights Agreement.

         This  Rights  Certificate  shall  not be valid or  obligatory  for any  purpose  until it shall  have been countersigned by the Rights Agent.

         WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated:

ATTEST:                                              FIRST FEDERAL FINANCIAL
                                                     CORPORATION OF KENTUCKY

By                                                   By
   ----------------------------                         --------------------------------------
   Rebecca Bowling                                       B. Keith Johnson
   Corporate Secretary                                   President and Chief Executive Officer

Countersigned:

ILLINOIS STOCK TRANSFER COMPANY

By_________________________________
  Authorized Officer

                                   [Form of Reverse Side of Rights Certificate]

                                                FORM OF ASSIGNMENT
                                                ------------------

                                  (To be executed by the registered holder if such
                                holder desires to transfer the Rights Certificate.)

FOR  VALUE  RECEIVED                                                  hereby  sells,  assigns  and  transfers  unto
                   ---------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                   (Please print name and address of transferee)

this  Rights  Certificate,  together  with all right,  title and  interest  therein,  and does  hereby  irrevocably constitute and appoint  __________________  Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated: ______________________

                                                     ---------------------------------------
Signature

Signature Guaranteed:

                                   Certificate
                                   -----------

         The undersigned hereby certifies by checking the appropriate boxes that:

         (1)      this Rights  Certificate [ ] is [ ] is not being sold,  assigned and  transferred by or on behalf of a Person who is or was an  Acquiring  Person or an  Affiliate or Associate of any such Person (as such terms are defined pursuant to the Rights Agreement);

         (2)      after due inquiry and to the best  knowledge of the  undersigned,  it [ ] did [ ] did not acquire the Rights evidenced by this Rights  Certificate from any Person who is, was or subsequently  became,  an Acquiring
Person or an Affiliate or Associate of any such Person.

Dated: ______________________
                         ---------------------------------
                                                              Signature

Signature Guaranteed:

                                    NOTICE
                                     ------

         The signature to the foregoing  Assignment  and  Certificate  must  correspond to the name as written upon the face of this  Rights  Certificate  in  every  particular,  without  alteration  or  enlargement  or any  change whatsoever.

                          FORM OF ELECTION TO PURCHASE
                          ----------------------------

                  (To be executed if holder desires to exercise Rights  represented by the Rights
                  Certificate.)

To: FIRST FEDERAL FINANCIAL CORPORATION OF KENTUCKY

         The undersigned  hereby  irrevocably  elects to exercise  _____________  Rights represented by this Rights
Certificate  to purchase  the shares of  Preferred  Stock  issuable  upon the exercise of the Rights (or such other securities  of the  Company or of any other  person  that may be  issuable  upon the  exercise  of the  Rights) and requests that certificates for such shares be issued in the name of and delivered to:

Please insert social security
or other identifying number

---------------------------------------------------------------------------------------
                         (Please print name and address)

If such number of Rights shall not be all the Rights  evidenced by this Rights  Certificate,  a new Rights
Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

                             (Please print name and address)

---------------------------------------------------------------------------------------

Dated:
      --------------------
                                                    --------------------------
      Signature

Signature Guaranteed:

                                                    Certificate
                                                    -----------

                  The undersigned hereby certifies by checking the appropriate boxes that:

                  (1)      the Rights  evidenced by this Rights  Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an  Acquiring  Person or an  Affiliate  or  Associate of any such Person (as such terms are defined pursuant to the Rights Agreement);

                  (2)      after due inquiry and to the best knowledge of the  undersigned,  it [ ] did [ ] did not acquire the Rights  evidenced by this Rights  Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of any such Person.

Dated:
       -------------                                ------------------------
                                                    Signature

Signature Guaranteed:

                                                      NOTICE
                                                      ------

         The  signature  to the  foregoing  Election to Purchase and  Certificate  must  correspond  to the name as written upon the face of this Rights  Certificate  in every  particular,  without  alteration or enlargement or any change whatsoever.

IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE RIGHTS AGREEMENT, THE RIGHTS DESCRIBED HEREBY MAY BECOME
NULL AND VOID.

                                                     Exhibit C
                                                     ---------

                                           SUMMARY OF RIGHTS TO PURCHASE
                                                  PREFERRED STOCK

         On April 15,  2003,  the Board of  Directors  of First  Federal  Financial  Corporation  of Kentucky  (the
"Company")  declared  a dividend  distribution  of one Right for each  outstanding  share of the  Company's  Common
Stock,  $1.00 par value (the "Common  Stock"),  to  stockholders of record at the close of business on May 9, 2003.
Each Right  entitles the registered  holder to purchase from the Company a unit  consisting of  one-hundredth  of a share (a "Unit") of Junior  Participating  Preferred  Stock (the  "Preferred  Stock") at a Purchase Price of $90.00
per Unit,  subject to  adjustment.  The  description  and terms of the  Rights are set forth in a Rights  Agreement
(the "Rights Agreement") between the Company and Illinois Stock Transfer Company, as Rights Agent.

         Initially,  the Rights  will be  attached  to all  Common  Stock  certificates  representing  shares  then outstanding,  and no separate Rights  Certificates  will be  distributed.  The Rights will separate from the Common
Stock and a  Distribution  Date will occur upon the earlier of (i) the tenth day  following  a public  announcement that a person or group of affiliated or associated  persons (an "Acquiring  Person") has acquired,  or obtained the right to  acquire,  beneficial  ownership  of 15% or more of the  outstanding  shares of Common  Stock (the  "Stock
Acquisition  Date") or (ii) the tenth business day following the  commencement  of a tender offer or exchange offer that  would  result in a person  or group  beneficially  owning  15% or more of such  outstanding  shares of Common
Stock.

         Until the  Distribution  Date, (i) the Rights will be evidenced by the Common Stock  certificates and will be transferred with and only with such Common Stock  certificates,  (ii) new Common Stock certificates issued after
May 9, 2003, will contain a notation  incorporating  the Rights  Agreement by reference and (iii) the surrender for transfer  of any  certificates  for Common  Stock  outstanding  will also  constitute  the  transfer  of the Rights associated with the Common Stock  represented by such certificate.  Pursuant to the Rights  Agreement,  the Company
reserves the right to require  before the  occurrence  of a  Triggering  Event (as defined  below)  that,  upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

         The Rights are not  exercisable  until the  Distribution  Date and will expire at the close of business on
May 9, 2013, unless earlier redeemed by the Company as described below.

         As soon as practicable  after the  Distribution  Date,  Rights  Certificates  will be mailed to holders of record of the Common  Stock as of the close of business on the  Distribution  Date and,  thereafter,  the  separate
Rights  Certificates  alone will  represent the Rights.  Except as otherwise  determined by the Board of Directors, only shares of Common Stock issued before the Distribution Date will be issued with Rights.

         Following any Stock  Acquisition  Date, (i) each holder of a Right not owned by an Acquiring Person (or by certain  related  parties)  will  have  the  right  to  receive,  upon  exercise,  Common  Stock  (or,  in  certain circumstances,  cash,  property or other  securities of the Company) having a value equal to two times the exercise price of the  Right;  and (ii) all  Rights  that are,  or (under  certain  circumstances  specified  in the  Rights
Agreement) were beneficially owned by any Acquiring Person will be null and void.

         For example,  at an exercise  price of $90.00 per Right,  each Right not owned by an Acquiring  Person (or by certain related parties)  following a Stock  Acquisition Date would entitle its holder to purchase $180.00 worth of Common  Stock based on the current  market price (as defined in the  Agreement)  of the Common Stock for $90.00.
Assuming  that the current  market  price of the Common  Stock is $30.00 per share,  the holder of each valid Right would be entitled to purchase six shares of Common Stock for $90.00.

         If, at any time  following the Stock  Acquisition  Date,  (i) the Company is acquired in a merger or other business  combination  transaction in which the Company is not the surviving  corporation (other than a merger that follows an offer  described in the second  preceding  paragraph),  or (ii) 50% or more of the  Company's  assets or earning power is sold or  transferred,  each holder of a Right (except Rights that  previously  have been voided as set forth above) shall thereafter have the right to receive,  upon exercise,  common stock of the acquiring company having a value  equal to two times the  exercise  price of the Right.  The term  "Triggering  Event"  refers to any person becoming an Acquiring Person or the occurrence of an event described in this paragraph.

         The Purchase Price  payable,  and the number of Units of Preferred  Stock or other  securities or property issuable,  upon exercise of the Rights are subject to adjustment  from time to time to prevent  dilution (i) in the event of a stock dividend on, or a subdivision,  combination or  reclassification  of, the Preferred Stock, (ii) if holders of the  Preferred  Stock are granted  certain  rights or  warrants  to  subscribe  for  Preferred  Stock or convertible  securities  at less  than  the  current  market  price  of the  Preferred  Stock,  or  (iii)  upon the distribution  to  holders  of the  Preferred  Stock of  evidences  of  indebtedness  or assets  (excluding  regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

         With  certain  exceptions,  no  adjustment  in the  Purchase  Price  will  be  required  until  cumulative adjustments  amount  to at least 1% of the  Purchase  Price.  No  fractional  Units  will be  issued  and,  in lieu thereof,  an adjustment  in cash will be made based on the market price of the Preferred  Stock on the last trading date before the date of exercise.

         The  Company  may redeem the Rights in whole,  but not in part,  at a price of $.01 per Right  (payable in cash, Common Stock or other  consideration  deemed  appropriate by the Board of Directors).  The decision to redeem after a Person becomes an Acquiring  Person  requires the  concurrence  of a majority of the Continuing  Directors.
Immediately  upon the action of the Board of Directors  ordering  redemption of the Rights (with the concurrence of the Continuing  Directors),  the Rights  terminate and the only remaining right of the holders of Rights will be to receive the $.01 redemption price.

         The term  "Continuing  Directors"  means any member of the Board of  Directors  of the  Company  who was a
member of the Board before the date an Acquiring  Person became such,  and any person who is  subsequently  elected to the Board if such person is  recommended or approved by a majority of the  Continuing  Directors,  but shall not include an Acquiring  Person or an affiliate or  associate  of an  Acquiring  Person or any  representative  of the foregoing entities.

         At any time  after the  Rights  become  exercisable  for  Common  Stock (or  other  consideration)  of the
Company,  the Board of Directors may exchange the Rights (other than Rights owned by an Acquiring  Person that have become  void),  in whole or in part,  at an exchange  ratio of one Common  Share,  and/or other  equity  securities deemed to have the same value as one Common Share, per Right, subject to adjustment.

         Until a Right is exercised,  the holder  thereof,  as such,  will have no rights as a  stockholder  of the
Company,  including,  without limitation,  the right to vote or to receive dividends. While the distribution of the
Rights will not be taxable to stockholders or to the Company,  stockholders may,  depending upon the circumstances, recognize  taxable  income if the Rights  become  exercisable  for  Common  Stock (or other  consideration)  of the
Company or for common stock of the acquiring company as set forth above, or are exchanged as set forth above.

         Other  than  those  provisions  relating  to  the  principal  economic  terms  of the  Rights,  any of the provisions  of the  Rights  Agreement  may be  amended  by the  Board  of  Directors  of  the  Company  before  the
Distribution  Date.  After the  Distribution  Date,  the  provisions of the Rights  Agreement may be amended by the
Board  (in  certain  circumstances,  with  the  concurrence  of the  Continuing  Directors)  in  order  to cure any ambiguity,  to make changes that do not  adversely  affect the  interests of the holders of Rights  (excluding  the interests of any Acquiring  Person or an affiliate or associate of any such person),  or to shorten or lengthen any time period under the Rights Agreement;  provided,  however,  that no amendment to adjust the time period governing redemption shall be made at such time as the Rights are not redeemable.

         A copy of the Rights  Agreement has been filed with the Securities  and Exchange  Commission as an Exhibit to a  Registration  Statement on Form 8-K dated as of April 15,  2003. A copy of the Rights  Agreement is available free of charge from the  Company.  This  summary  description  of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

                             FIRST FEDERAL FINANCIAL
                             CORPORATION OF KENTUCKY

                                       and

                         ILLINOIS STOCK TRANSFER COMPANY

                                  Rights Agent

                                   ----------

                                Rights Agreement

                           Dated as of April 15, 2003

 TABLE OF CONTENTS

Section                                                                             PAGE
-------                                                                             ----

1.     Certain Definitions.............................................................1
       -------------------
2.     Appointment of Rights Agent.....................................................5
       ---------------------------
3.     Issue of Rights Certificates....................................................6
       ----------------------------
4.     Form of Rights Certificates.....................................................7
       ---------------------------
5.     Countersignature and Registration...............................................8
       ---------------------------------
6.     Transfer, Split Up, Combination and Exchange of
       ------------------------------------------------
       Rights Certificates; Mutilated, Destroyed, Lost or Stolen
       ---------------------------------------------------------
       Rights Certificates.............................................................9
       -------------------
7.     Exercise of Rights; Purchase Price; Expiration Date of Rights..................10
       -------------------------------------------------------------
8.     Cancellation and Destruction of Rights Certificates............................11
       ---------------------------------------------------
9.     Reservation and Availability of Capital Stock..................................12
       ---------------------------------------------
10.    Preferred Stock Record Date....................................................13
       ---------------------------
11.    Adjustment of Purchase Price, Number and Kind of Shares
       --------------------------------------------------------
        or Number of Rights                                                           14
       -------------------
12.    Certificate of Adjusted Purchase Price or Number of Shares.....................21
       ----------------------------------------------------------
13.    Consolidation, Merger or Sale or Transfer of Assets
       ----------------------------------------------------
       or Earning Power                                                               21
       ----------------
14.    Fractional Rights and Fractional Shares........................................24
       ---------------------------------------
15.    Rights of Action...............................................................25
       ----------------
16.    Agreement of Rights Holders....................................................25
       ---------------------------
17.    Rights Certificate Holder Not Deemed a Stockholder.............................26
       --------------------------------------------------
18.    Concerning the Rights Agent....................................................26
       ---------------------------
19.    Merger or Consolidation or Change of Name of Rights Agent......................27
       ---------------------------------------------------------
20.    Duties of Rights Agent.........................................................27
       ----------------------
21.    Change of Rights Agent.........................................................29
       ----------------------
22.    Issuance of New Rights Certificates............................................30
       -----------------------------------
23.    Redemption and Termination.....................................................30
       --------------------------
24.    Exchange.......................................................................31
       --------
25.    Notice of Certain Events.......................................................32
       ------------------------
26.    Notices........................................................................33
       -------
27.    Supplements and Amendments.....................................................33
       --------------------------
28.    Successors.....................................................................34
       ----------
29.    Determinations and Actions by the Board of Directors, etc......................34
       ---------------------------------------------------------
30.    Benefits of this Agreement.....................................................34
       --------------------------
31.    Severability...................................................................34
       ------------
32.    Governing Law..................................................................35
       -------------
33.    Counterparts...................................................................35
       ------------
34.    Descriptive Headings...........................................................35
       --------------------

Exhibit A -Form of Articles of Amendment

Exhibit B -- Form of Rights Certificate

Exhibit C -- Form of Summary of Rights

EXHIBIT 99.1

                              FOR IMMEDIATE RELEASE
                              -------------------------

Release Date:                       April 16, 2003

For Further Information Contact:    B. Keith Johnson
                                    President & CEO
                                    (270) 765-2131

                FIRST FEDERAL FINANCIAL CORPORATION OF KENTUCKY
                   ------------------------------------------------
                           DECLARES 10% STOCK DIVIDEND
                           -------------------------------

         Elizabethtown,  KY -- First Federal Financial Corporation of Kentucky  (Nasdaq:FFKY) today announced a 10%
dividend on the Company's  common stock.  The stock dividend is payable on May 14, 2003 to  shareholders  of record at the close of business on April 28,  2003.  The stock  dividend is in addition to the payment of First  Federal's regular quarterly cash dividends.

         "We believed a stock dividend was an appropriate  way to improve the liquidity of First  Federal's  common stock and increase the return to our shareholders," said B. Keith Johnson, President & CEO of First Federal.

         First Federal Financial Corporation of Kentucky is the parent bank holding company of First Federal
Savings Bank of Elizabethtown which was chartered in 1923. Today, the Bank serves Central Kentucky through its 13 full-service banking centers.

         First Federal's stock is traded on the Nasdaq National Market under the symbol "FFKY." Market makers for the stock are:

            J.J.B. Hilliard, W.L. Lyons Company, Inc.                  Keefe, Bruyette & Woods, Inc.

            Stifel Nicholas & Company                                  Goldman, Sachs & Company

            First Tennessee Securities                                 Knight Securities, LP

            Trident Securities                                         Spear, Leeds & Kellog

            Sandler O'Neill                                            Howe Barnes Investments, Inc.

                                                       #####

EXHIBIT 99.2

                              FOR IMMEDIATE RELEASE
                              -------------------------

Release Date:                               April 16, 2003

For Further Information Contact:    Rebecca Bowling, Corporate Secretary
                                            (270) 765-2131

                FIRST FEDERAL FINANCIAL CORPORATION OF KENTUCKY
                   ------------------------------------------------
                               ADOPTS RIGHTS PLAN
                               ----------------------

         Elizabethtown,  KY -- On April 16, 2003, the Board of Directors of First Federal Financial  Corporation of
Kentucky  (Nasdaq:FFKY)  adopted a shareholder rights plan and declared a dividend of one right on each outstanding share of FFKY common stock.

         The  shareholder  rights plan is similar to  shareholder  protection  plans that have been adopted by more than 2,000 corporations, including over 200 financial institutions.

         The rights  dividend  is payable on May 9, 2003 to  shareholders  of record on that date.  In  addition to the rights  dividend on currently  outstanding  shares,  the plan provides for the automatic  issuance of one right with respect to each share of common stock issued after May 9, 2003.

         "The rights plan was adopted to protect the  interests of First  Federal  shareholders  and to help ensure that they receive fair treatment in the event of a takeover  attempt," said B. Keith Johnson,  President and CEO of
First  Federal.  "The rights  plan is not  intended  to prevent an  acquisition  of the Company for a full and fair price in a transaction  that is in the best interests of the Company,  its  shareholders  and other  constituencies the Board may consider.  The rights are not being  distributed in response to any effort to acquire  control of the
Company and the Board is not aware of any such effort."

         Until separate rights  certificates are issued following a triggering  event, the rights will be evidenced by FFKY common stock  certificates,  will  automatically  trade with the common stock, and will not be exercisable.
A triggering  event would  generally  be the attempt by someone or group to acquire 15% or more of First  Federal's outstanding common shares.

         Following the  acquisition  of 15% or more of First  Federal's  outstanding  common shares by an Acquiring
Person,  each right  (other than rights held by an Acquiring  Person) will entitle its holder to purchase,  for the
$90 exercise  price,  a number of shares of FFKY common  stock  having a market value of twice the exercise  price.
However,  any rights  held by an  Acquiring  Person  cannot be  exercised.  The  rights  plan  provides  additional shareholder protection should the rights be triggered.

         First Federal may redeem rights for $0.01 per right at any time.

         "The plan  provides our Board of  Directors  flexibility  in dealing  with any takeover  action that might occur," said Mr.  Johnson.  "It would not impede any  transaction  that the Board feels is in the best interests of
First Federal and its  shareholders.  On the other hand, the dilutive  consequences of triggering the rights should be a  deterrent  to  actions  that are not in the best  interests  of First  Federal  and its  shareholders.  It is currently  the view of our Board of  Directors  that it would be in the best  interests  of First  Federal  and its shareholders  for our  Company  to remain  an  independent  institution  committed  to  providing  a full  range of financial services to the Kentucky communities it currently serves."

         The issuance of rights has no financial effect on First Federal,  is not dilutive to shareholders,  is not taxable to the Company or its  shareholders,  and will not change the way in which First Federal  common shares are traded.  Rights are not  exercisable  until the  distribution  date and will expire at the close of business on May
9, 2013, unless earlier redeemed by First Federal.

         First Federal Financial Corporation of Kentucky is the parent bank holding company of First Federal
Savings Bank of Elizabethtown which was chartered in 1923. Today, the Bank serves Central Kentucky through its 13 full-service banking centers.

         First Federal's stock is traded on the Nasdaq National Market under the symbol "FFKY." Market makers for the stock are:

            J.J.B. Hilliard, W.L. Lyons Company, Inc.                  Keefe, Bruyette & Woods, Inc.

            Stifel Nicholas & Company                                  Goldman, Sachs & Company

            First Tennessee Securities                                 Knight Securities, LP

            Trident Securities                                         Spear, Leeds & Kellog

            Sandler O'Neill                                            Howe Barnes Investments, Inc.

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